               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                FIRST EAGLE VARIABLE FUNDS, INC.
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

[LOGO]                                                FIRST EAGLE VARIABLE FUNDS
                                                     IMPORTANT PROXY INFORMATION
                                                               February 13, 2004

Dear Shareholder:


    We are writing to inform you that a Special Meeting of Shareholders for First Eagle Variable Funds, Inc., a Maryland corporation (the 'Fund'), will be held at the Warwick Hotel, 65 West 54th Street, New York, New York, at
10:00 a.m. on March 31, 2004. The Meeting has been called in order to vote on a number of important issues. As a shareholder of the Fund, you have the opportunity to voice your opinion on these matters.



    In recent years a number of mutual funds have reorganized as Delaware statutory trusts to minimize operating expenses and to obtain favorable operational flexibility and legal protections for shareholders and trustees. Your Fund is seeking your approval for this new organizational structure, which is expected to improve organizational efficiencies and may lower operating costs. Also, you are being asked to consider a number of other related proposals, including election of the Board of Trustees of the new Delaware statutory trust and modification of an investment restriction for First Eagle Overseas Variable Fund.


    Your vote will permit your Fund to reorganize as a Delaware statutory trust, which will be called the First Eagle Variable Funds Trust. Pursuant to this tax-free reorganization, First Eagle Overseas Variable Fund will continue to operate with its same investment objectives and policies, except as described herein.

    The Board of Directors of the Fund has fixed the close of business on January 9, 2004 as the record date for determining shareholders entitled to receive notice of and to vote at the Meeting. We have enclosed a proxy statement, proxy card, business reply envelope and voting instructions for your review. Please look over the material and cast your vote on the proposals set forth above.

    THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY BELIEVES THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS. THE BOARD URGES YOU TO VOTE IN FAVOR OF EACH PROPOSAL.

    The Fund has enlisted the services of Georgeson Shareholder Communications Inc., a professional proxy solicitation firm, to assist shareholders with the proxy process. As the meeting date approaches, you may receive a call from Georgeson encouraging you to exercise your right to vote.

    Again, we urge you to review the enclosed proxy material and vote your shares utilizing one of the convenient methods found on the proxy card. By voting your shares, you will help us eliminate the possibility of additional expenses incurred from further solicitation efforts.

    If you have any questions regarding the enclosed material or the execution of your vote, please call Georgeson Shareholder Communications Inc. toll free at 1-866-831-1631.

    We appreciate your time and continued commitment to the First Eagle Variable Funds.


                                Sincerely,


                                JOHN P. ARNHOLD AND JEAN-MARIE EVEILLARD
                                Co-Presidents
                                First Eagle Variable Funds, Inc.

                            [IMPORTANT NEWS LOGO]


                                                               February 13, 2004


                        FIRST EAGLE VARIABLE FUNDS, INC.
                                PROXY STATEMENT

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted.
--------------------------------------------------------------------------------

                                      Q&A

                             QUESTIONS AND ANSWERS

Q: WHY AM I RECEIVING THIS PROXY STATEMENT?

A: The purpose of this Proxy Statement is to seek shareholder approval of three matters recommended by the Board of Directors:

Proposal 1. The reorganization of the Fund from a Maryland corporation into a Delaware statutory trust, which will be called the First Eagle Variable Funds Trust;


Proposal 2. Election of certain individuals to serve as Directors on the Board of Directors of the Fund (if the reorganization is approved, these individuals will also serve as Trustees on the Board of Trustees of the new Delaware Trust); and


Proposal 3. The modification of First Eagle Overseas Variable Fund's fundamental investment restriction regarding making loans so as to permit it to purchase or sell loans and other direct debt instruments.

Q: WHY AM I BEING ASKED TO VOTE ON THE REORGANIZATION OF THE FUND AS A DELAWARE STATUTORY TRUST?


A: The organization of mutual funds as Delaware statutory trusts has certain advantages over those funds organized as Maryland corporations as it permits streamlining the corporate formalities required of management. In turn, this will provide greater flexibility to respond to future business contingencies, which may create cost savings and operating efficiencies. This additional flexibility could help to assure that the new Trust continues to operate under the most advanced form of organization and may reduce the expense and frequency of future Shareholders' meetings for non-investment related issues.



A description of key differences between the Fund and the new

Trust, including more detail regarding the additional flexibility that will be available to management, is included on page 10 of the body of this Proxy Statement.


Q: WHAT IS A DELAWARE STATUTORY TRUST?


A: A statutory trust is a limited liability entity with corporate-like characteristics and is a very popular form of organization for mutual funds. A statutory trust may operate with multiple series or portfolios, so that each portfolio of the Fund can be operated as a separate entity. First Eagle Variable Funds Trust is being organized in the State of Delaware, which has favorable business laws.


Q: WILL THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS REMAIN THE SAME?

A: Yes, you can expect the same level of management expertise and high quality shareholder service to which you've grown accustomed. Arnhold and S. Bleichroeder Advisers, LLC will continue to serve as the investment adviser.

The portfolio managers will also remain the same. Jean-Marie Eveillard and Charles De Vaulx, respectively Co-President and Senior Vice President of the Fund, will continue to be primarily responsible for the day-to-day management of First Eagle Overseas Variable Fund.

Q: WHAT ABOUT THE INVESTMENT ADVISORY FEES?

A: None of the fees will change. Arnhold and S. Bleichroeder Advisers, LLC will receive the same investment advisory fees as currently applied.

Q: IS THIS REORGANIZATION A TAXABLE EVENT FOR ME?

A: No. There will be an opinion of counsel to the effect that there will be no recognition of gain or loss for a shareholder due to reorganization of the Fund from a Maryland corporation to a Delaware statutory trust.


Q: ARE YOU RECOMMENDING RE-ELECTION OF THE FUND'S BOARD?



A: Yes. The Board of Directors of the Fund has nominated individuals to serve as Directors on the Fund's Board of Directors (if the reorganization is approved, these individuals will also serve as Trustees on the Board of Trustees for the new Delaware Trust). All of the nominees already serve as Directors on the Fund's current Board of Directors.


Q: WHAT ARE 'FUNDAMENTAL' INVESTMENT RESTRICTIONS, AND WHY IS ONE OF THESE RESTRICTIONS PROPOSED TO BE MODIFIED?

A: The law requires that certain mutual fund investment policies and restrictions be changed only by a shareholder vote -- even if the changes are minor. These are referred to as 'fundamental' policies and restrictions. Because a shareholder vote is already required with respect to Proposals 1 and 2, the Board considers it efficient to propose changes to the

First Eagle Overseas Variable Fund's fundamental investment policy regarding making loans.

Q: DOES THE PROPOSED MODIFICATION OF THAT FUNDAMENTAL INVESTMENT RESTRICTION CHANGE THE INVESTMENT OBJECTIVE OF FIRST EAGLE OVERSEAS VARIABLE FUND?

A: No. Its investment objective will remain the same.

Q: WHAT WILL BE THE EFFECT OF THIS PROPOSED MODIFICATION?

A: The Board does not believe that the proposed modification will result in more than modest restructuring of First Eagle Overseas Variable Fund's investment portfolio. The change simply allows the portfolio greater flexibility in pursuing its current investment objectives. The expected benefits, as well as certain risks, related to permitting the portfolio to purchase or sell loans and other direct debt instruments, as is proposed, are described in the complete Proxy Statement.

Q: HOW CAN I VOTE?

A: To vote, you may use any of the following methods:

   By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

   By Internet. Have your proxy card available. Go to the web site on the proxy card. Enter your control number from your proxy card. Follow the simple instructions found on the web site.

   By Telephone. Have your proxy card available. Call the toll free number on the proxy card. Enter your control number from your proxy card. Follow the simple instructions.

Shareholders can also vote in person at the meeting.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?


A: After careful consideration, the Board unanimously recommends that you vote 'FOR' each of Proposals 1 and 3 and 'FOR' each of the nominees to serve as a Director of the Fund and Trustee of the Trust (as proposed in Proposal 2).


Q: WILL MY VOTE MAKE A DIFFERENCE?

A: Yes. Your vote is needed to ensure that the proposals can be acted upon. Your immediate response will help save on the costs of further solicitations for a shareholder vote. We encourage you to participate in the governance of your Fund.

Q: HOW DO I CONTACT YOU?

A: If you have any questions, call Georgeson Shareholder Communications Inc.
   toll free at 1-866-831-1631.

--------------------------------------------------------------------------------
                                  PLEASE VOTE.
                   YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
                                 SHARES YOU OWN
--------------------------------------------------------------------------------

                           FIRST EAGLE VARIABLE FUNDS
                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105

                             ---------------------
                                PROXY STATEMENT
                             ---------------------


         NOTICE OF MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 31, 2004



    This Proxy Statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of First Eagle Variable Funds, Inc. for use at the Special Meeting of Shareholders to be held on March 31, 2004 at 10:00 a.m. at the Warwick Hotel, 65 West 54th Street, New York, New York, including any adjournment thereof (the 'Meeting'), for the purposes set forth in the accompanying Notice of Special Meeting of the Shareholders (the 'Notice'). This Proxy Statement is expected to be mailed on or about February 13, 2004 to Shareholders of record on January 9, 2004 (the 'Record Date').


    If the accompanying proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions thereon. If no instructions are given, proxies will be voted FOR approval of each Proposal as to which the shares represented by proxy are entitled to vote and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Meeting or any adjournment thereof. You may revoke the enclosed proxy at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Fund at any time prior to the Meeting or at the Meeting to the Secretary of the Meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.


    The cost of this solicitation, including legal, printing, mailing and telephone-solicitation expenses, is expected to be approximately $55,000, which will be borne by the Fund. The solicitation will be largely by mail but may include telephonic or oral communications by Georgeson Shareholder Communications Inc., a professional proxy solicitation firm retained by the Fund to assist Shareholders with understanding and completing the proxy process. (Fees payable to Georgeson are estimated to be $5,000.) As the meeting date approaches, you may receive a call from Georgeson encouraging you to exercise your right to vote. Regular employees of Arnhold and S. Bleichroeder Advisers, LLC, the Fund's investment adviser (the 'Adviser'), or DST Systems Inc., the Fund's transfer agent, may also contact you (at no additional cost to the Fund).

GENERAL INFORMATION ABOUT THE FUND:

    First Eagle Overseas Variable Fund ('Overseas Variable Fund' or the 'Portfolio') is the sole investment portfolio of First Eagle Variable Funds, Inc. (the 'Fund'), an open-end management investment company organized as a Maryland corporation. The Fund's investment adviser is Arnhold and
S. Bleichroeder Advisers, LLC, New York, NY; its custodian is The Bank of New York, New York, NY; and its transfer agent is DST Systems, Inc., Kansas City, MO. In those capacities, both The Bank of New York and DST Systems, Inc. maintain certain financial and accounting books and records on behalf of the Fund. The Adviser also performs certain administrative and book-keeping services on behalf of the Fund.

    The Fund and its business are described in its Prospectus and Statement of Additional Information and in its most recent Annual and Semi-Annual reports. A copy of the Fund's Annual Report for the fiscal year ended December 31, 2002 was mailed to Shareholders on or about March 1, 2003, and a copy of the Fund's Semi-Annual Report for the semi-annual period ended June 30, 2003, was mailed to Shareholders on or about August 30, 2003. A copy of the Fund's most recent Annual and Semi-Annual Reports will be sent to you without charge upon written request to the Fund, at 1345 Avenue of the Americas, New York, New York, 10105, or by calling toll-free at 1-800-334-2143.


    At the close of business on the Record Date, the net assets of Overseas Variable Fund were $136,420,667.60. The Fund is not a party to any pending legal proceedings and no such proceedings are known to be contemplated by any governmental authorities.


SUMMARY OF PROPOSALS:

    During the Meeting, Shareholders of the Fund will vote on the following Proposals (which are described more fully below):

     Proposal 1. Changing the domicile of the Fund from Maryland to Delaware and reorganizing Overseas Variable Fund as a Series of the new Trust;


     Proposal 2. Re-electing certain individuals to serve as Directors on the Board of Directors of the Fund (if the reorganization is approved, these individuals will also serve as Trustees on the Board of Trustees for the new Delaware Trust); and


     Proposal 3. Modification of Overseas Variable Fund's fundamental investment restriction regarding making loans so as to permit it to purchase or sell loans and other direct debt instruments.

    The adoption of these Proposals is intended to promote the ability of the Fund to adapt to economic, market and regulatory changes without the expense and delay of costly additional Shareholders meetings, while preserving Overseas Variable Fund's basic investment characteristics and management style.

    Although it is not anticipated that business other than that contemplated by these Proposals will be presented at or acted upon at the Meeting, the accompanying proxy card authorizes the proxy holders to vote according to the best judgment of each as to any other matter that properly comes before the Meeting.

QUORUM REQUIREMENT AND ADJOURNMENT:

    A quorum of Shareholders is necessary to hold a valid meeting. A quorum for the Meeting will exist if Shareholders entitled to vote one-third (33 1/3%) of the issued and outstanding shares of the Fund on the Record Date are present in person or by proxy at the Meeting. Abstentions will count as shares present at the Meeting for purposes of establishing a quorum.

    If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such an adjournment. A Shareholder vote may be taken on a Proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.


    It is, however, unlikely that a quorum will not be present. This is because all shares outstanding at the Record Date were owned of record by sub-accounts of separate accounts ('Separate Accounts') of life insurance companies (the 'Participating Insurance Companies') established to fund benefits under variable annuity contracts and variable life insurance policies issued by the Participating Insurance Companies. As described below under 'Vote Necessary to Approve Each Proposal,' the Separate Accounts will vote shares of the Fund as instructed on the proxy cards by their contract or policy holders and intend to vote any remaining shares for which no proxies are returned in the same proportions as the shares for which instructions are received.

VOTE NECESSARY TO APPROVE EACH PROPOSAL:

    Proposal 1. Approval of Proposal 1 requires the affirmative vote of a majority of the issued and outstanding shares of the Fund. Abstentions are counted as present but are not considered votes cast at the Meeting. As a result, they have the same effect as a vote against Proposal 1 because its approval requires the affirmative vote of a percentage of the outstanding voting securities.


    Proposal 2. The affirmative vote of a majority of votes cast at the Meeting is necessary to re-elect Directors/Trustees. Abstentions will not count as votes cast and will have no effect on the outcome of this Proposal.



    Proposal 3. Approval of Proposal 3 requires the affirmative vote of the lesser of either (i) a majority of the issued and outstanding shares of the Fund (the 'majority outstanding requirement') or (ii) two-thirds of the votes cast by Shareholders of the Fund at the Meeting (the 'two-thirds cast requirement'), if at least a majority of the issued and outstanding shares of the Fund on the Record Date are present in person or by proxy. Abstentions are counted as present but are not considered votes cast at the Meeting. As a result, they will have the same effect as a vote against Proposal 3 if the vote is calculated pursuant to the majority outstanding requirement, but will have no effect on the outcome of voting on Proposal 3 if the vote is calculated pursuant to the two-thirds cast requirement.



    As to each of the Proposals, a Shareholder is entitled to one vote per share owned by the Shareholder.


    If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees to serve as a Director/Trustee named in this Proxy Statement and in favor of Proposals 1 and 3. A Shareholder may revoke his or her previously granted proxy at any time before it is exercised (i) by delivering a written notice to the Fund expressly revoking his or her proxy, (ii) by signing and forwarding to the Fund a later-dated proxy or (iii) by attending the Meeting and casting his or her votes in person.


    At the close of business on the Record Date there were 5,832,435.55 shares of the Fund outstanding and entitled to vote, representing 5,832,435 number of votes. As already noted, all shares were owned of record by sub-accounts of Separate Accounts of Participating Insurance Companies. The Participating Insurance companies are Sun Life Financial, Valley Forge Life Insurance Company, and IL Annuity and Insurance Company.



    The Participating Insurance Companies are mailing copies of this proxy material to the holders of these contracts and policies who, by completing and signing the accompanying proxy cards, will instruct the

Separate Accounts how they wish the shares of the Fund to be voted. The Separate Accounts will vote shares of the Fund as instructed on the proxy cards by their contract or policy holders. If no instructions are specified on a proxy returned by a contract or policy holder, the Separate accounts will vote the shares of the Fund represented thereby 'FOR' the proposal. The Separate Accounts intend to vote shares for which no proxies are returned in the same proportions as the shares for which instructions are received. In situations when relatively few contract or policy holders return proxies, this means that those who do will be able to decide on the issues under consideration even though they may not represent the vote required absent this arrangement.


                                 PROPOSAL ONE:
           PROPOSAL TO APPROVE THE REORGANIZATION OF THE FUND FROM A
             MARYLAND CORPORATION INTO A DELAWARE STATUTORY TRUST.

INTRODUCTION

    If the Shareholders of First Eagle Variable Funds, Inc. (the 'Fund') approve this Proposal, the Fund will be reorganized from a Maryland corporation into a Delaware statutory trust, to be known as First Eagle Variable Funds Trust (the 'Trust'). The proposed reorganization into a Delaware statutory trust (the 'Reorganization') would take place pursuant to an Agreement and Plan of Reorganization and Termination (the 'Plan of Reorganization') in the form attached as Exhibit A to this Proxy Statement.

    Currently, the Fund is a corporation organized under the laws of the State of Maryland. If the Shareholders approve the Reorganization, the Fund will be reorganized as a Delaware statutory trust. The Trust would initially have a single Series (the 'Overseas Variable Series') corresponding to First Eagle Overseas Variable Fund, which is the sole Portfolio of the Fund.

    On March 12, 2003, the Board of Directors of the Fund approved a proposal made by the Adviser to change the jurisdiction and organizational structure of the Fund from a Maryland corporation into a Delaware statutory trust and reorganize First Eagle Variable Fund as a Series of the Trust. The Reorganization of the Fund as a Delaware statutory trust is being recommended for the purpose of providing the Fund with certain advantages over its current organizational structure. These advantages include: (1) more flexibility and efficiency in the administration of the Fund and its Overseas Variable Fund Portfolio, (2) a clearer and more developed body of law (the law of Delaware) regulating the Fund and (3) the potential to obtain certain cost savings for the Fund and its Shareholders. See 'Evaluation by the Board of Directors' below.

DESCRIPTION OF THE CURRENT FUND

    Currently, the Fund's Charter, as filed with the Maryland State Department of Assessments and Taxation, authorizes the Directors to issue one billion (1,000,000,000) shares of common stock, par value $.001 (the 'Fund Shares'), at an aggregate par value of one million dollars ($1,000,000). One hundred fifty million (150,000,000) of these authorized shares are designated as First Eagle Overseas Variable Fund Common Stock. The Fund's Charter authorizes the Directors to classify and reclassify any unissued Shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualification, or terms or conditions or redemption privileges of such unissued Shares.

ADVANTAGES OF A DELAWARE STATUTORY TRUST

    The Trust would be established pursuant to a trust instrument under the laws of Delaware substantially in the form attached hereto as Exhibit B (the 'Delaware Trust Instrument'). As a Delaware statutory trust, the Trust's operations will be governed by a Delaware Trust Instrument and By-laws and applicable Delaware law rather than by the Fund's current Charter and By-laws and applicable Maryland law. Except as described in this Proxy Statement, the Reorganization will not affect the operations of the Fund, which will continue to have the same investment objectives and policies (except to the extent the investment restrictions may be modified as described in this Proxy Statement) and be subject to the provisions of the Investment Company Act of 1940, the rules and regulations thereunder, and applicable state securities laws.

    Delaware has achieved a favorable national reputation for its business laws and business environment. The Delaware courts, which may be called upon to interpret the Delaware Statutory Trust Act, adopted in 1988, are among the nation's most highly respected and have an expertise in corporate matters that in part grew out of the fact that Delaware corporate legal issues are concentrated in the Court of Chancery, where there are no juries and where judges issue written opinions explaining their decisions. Thus, there is a well-established body of precedent that may be relevant in deciding issues pertaining to a Delaware statutory trust.

    Under Delaware law, the Trust will have greater flexibility to respond to future business contingencies. For example, the Board of Trustees will have the power to incorporate the Trust, to merge or consolidate it with another entity, to cause a Series of the Trust to become a separate trust and to change the Trust's domicile without a Shareholder vote. The Trustees may also create additional Series and classes of the Trust without making any further state filings. This flexibility could help to assure that the Trust operates under the most advanced form of organization and may reduce the expense and frequency of future Shareholder's meetings for non-investment related issues.

    The provisions of the Delaware Trust Instrument are similar to those of the Maryland Charter of the Fund, except that various ambiguities and deficiencies have been addressed and clarified in the Delaware Trust Instrument. In addition, the Delaware Trust Instrument provides additional flexibility as to certain matters that were not addressed in the Charter of the Fund. Shareholders will be deemed to have pre-authorized certain changes that the Board of Trustees could adopt for the structural form of the Trust.

DIFFERENCES BETWEEN THE CURRENT FUND AND THE SUCCESSOR TRUST

    The Delaware Trust Instrument differs from the Maryland Charter of the Fund in several important ways. For example, the Delaware Trust Instrument provides for (1) elimination of the need for Shareholder votes in certain instances;
(2) flexible indemnification provisions for Trustees and Officers; and
(3) different mechanics with respect to the termination of the Trust, a Series or a Class, as described more fully below.

    Shareholder Proxies. Certain matters that require a Shareholder vote under Maryland corporate law such as mergers, consolidations, and changes in corporate domicile may be more readily effected without such a vote under Delaware law if the Delaware Trust Instrument provides otherwise. This will improve organizational efficiency while reducing costs.


    Indemnification of Shareholders or Trustees. Delaware law permits the governing instrument of a Delaware statutory trust to indemnify and hold harmless any Shareholder or Trustee from and against any and all claims and demands whatsoever. In contrast, Maryland corporate law provides for indemnification unless the act or omission was committed in bad faith, was the result of deliberate dishonesty or resulted in improper personal benefit. Thus, Delaware law permits the Delaware Trust Instrument to provide for broader, more flexible indemnification than does Maryland corporate law. However, the scope of indemnification is in either case limited by the provisions of the Investment Company Act of 1940, which precludes indemnification for acts of gross negligence, willful misconduct, bad faith or reckless disregard of duty.

    Termination of the Trust. Currently, a vote of a majority of the outstanding voting securities of the Fund may be required to sell or convey the assets of the Fund to another trust, partnership, association or corporation organized under the laws of any state that is a diversified open-end management investment company, as defined in the Investment Company Act of 1940, or to convert all the assets of the Fund into cash. In comparison, the Trust, or any Series or class of the Trust, may be terminated at any time by vote of a majority of the Shares entitled to vote. The Trust, or any Series or class of the Trust, may also be terminated by the Trustees by written notice to the Shareholders of the Trust or the affected Series or class. Again, this will improve organizational efficiency while reducing costs.

    Although the Reorganization would result in certain changes that are described in this Proxy Statement, many aspects of administering the operations of the Fund as a Delaware statutory trust will remain unchanged.

THE PLAN OF REORGANIZATION

    Summary of the Plan of Reorganization. The following discussion summarizes the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, which is included as Exhibit A to this Proxy Statement. A Delaware Certificate of Trust will be filed to establish the Trust as a Delaware statutory trust. The Overseas Variable Series will initially have only nominal assets and no liabilities.

    On the exchange date of the Reorganization (the 'Exchange Date'), Overseas Variable Fund will transfer all of its assets to the Overseas Variable Series, and the Overseas Variable Series will acquire all of the assets and assume all of the liabilities of Overseas Variable Fund in exchange for shares of beneficial interest of the Overseas Variable Series (the 'Overseas Variable Series Shares') equal in number to the outstanding Shares of the Overseas Variable Fund. Upon completion of the Reorganization, each Overseas Variable Fund Shareholder will be the owner of corresponding Delaware Trust Shares equal in number and aggregate net asset value to his or her corresponding Overseas Variable Fund Shares. Of course, the value of a Shareholder's investment will continue to fluctuate thereafter, based on the future investment performance of the Overseas Variable Series of the Trust. As soon as practicable thereafter, the Maryland corporation will be wound up and dissolved.

    If the Reorganization is approved, Delaware Trust Shares will be held by the Overseas Variable Fund on the Exchange Date pending distribution to Shareholders. Approval by Shareholders of this Proposal will be deemed to authorize Overseas Variable Fund (as sole initial Shareholder of the Overseas Variable Series of the Trust on the Exchange Date) to vote in favor of each of the Proposals set forth in this Proxy Statement as approved by the Shareholders, so that the approval of the Proposals may be made effective with respect to the Trust as well as the Fund.

    Approval of this Proposal will authorize Overseas Variable Fund (as sole initial shareholder on the Exchange Date) to render approval on such matters as may be necessary, for regulatory purposes, in order to adopt or enter into any agreements or plans on behalf of the Trust and the Overseas Variable Series that had previously been approved by Shareholders and are currently in effect for the Fund. The Plan of Reorganization contemplates that the Overseas Variable Fund as the then sole initial shareholders of the Overseas Variable Series of the Trust will approve (1) the election of Trustees for the Trust; (2) the investment advisory agreement with the Adviser for the Trust; (3) the distribution agreement and services agreement with First Eagle Funds Distributors, a division of ASB Securities LLC (the 'Distributor'), for the Trust; (4) selection of KMPG LLP as independent auditors; and (5) continuation of all other contracts and agreements currently in effect with the Funds, including, but not limited to, accounting, custody, transfer agency, service, procedural and safekeeping and repurchase agreements.


    Each Trustee will hold office without limit in time until such Trustee resigns, reaches a mandatory retirement age of 70, dies, is declared bankrupt or incompetent by a court of appropriate jurisdiction, is not reelected by a vote of the outstanding Shares at a meeting to elect Trustees, or is removed by a vote of the Trustees or the outstanding Shares of the Trust. If less than a majority of the Trustees holding office has been elected by Shareholders, the Trustees then in office shall call a Shareholders meeting for the purpose of electing a Board of Trustees. By voting in favor of the Plan of Reorganization, each Shareholder casting a favorable vote will be voting in favor of the election of the slate of Trustees for the new Delaware Trust identified in Proposal 2.



    Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective at the close of business on March 31, 2004, unless the Directors determine that it would not be in the best interests of the Shareholders to do so at that time or at all. Following Shareholder approval of the Plan of Reorganization, Overseas Variable Fund will transfer its assets to the Overseas Variable Series of the Trust.


    The obligations of the Fund and the Trust under the Plan of Reorganization are subject to various conditions as stated herein. Notwith-standing the approval of the Plan of Reorganization by the Shareholders of the Fund, the Plan of Reorganization may be terminated or amended at any time prior to the transfer of assets on the Exchange Date by action of the Board of Directors if (1) there is a material breach by the other party of any representation, warranty or agreement contained in the Plan of Reorganization;
(2) it reasonably appears that a party cannot meet a condition of the Plan of Reorganization; or (3) circumstances should develop that, in the opinion of either the Board of Directors of the Fund or the Board of Trustees of the Trust, make proceeding with the Plan of Reorganization in its current form unadvisable. The Fund and the Trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Reorganization, provided that such waiver or amendment does not materially adversely affect the interests of the Funds Shareholders.

    Temporary Waiver of Certain Investment Policies. Certain investment policies of the Fund (e.g., those that (1) prohibit the Fund from making investments for the purpose of exercising control over or management of an issuer; (2) restrict the percentage of the Fund's total assets that may be invested in any one industry; and (3) require diversification of investments), might be construed as restricting the Fund's ability to carry out the Reorganization. To the extent that any of the investment policies the Fund could be construed as restricting the ability of the Fund to effect the Reorganization, a vote to approve the Plan of Reorganization will also constitute a vote to waive, to the extent necessary to effect the Reorganization, any such investment policy. Apart from the Reorganization, this Proxy Statement also solicits Shareholder approval to modify one of Overseas Variable Fund's investment restrictions.

    Tax Consequences of the Reorganization. The Fund and the Trust have been advised by their counsel, Shearman & Sterling LLP, that no gain or loss will be recognized for federal income tax purposes by the Fund, the Trust or the Shareholders upon the transfer of the assets of Overseas Variable Fund in exchange solely for the Delaware Trust Shares and the assumption by the Overseas Variable Series of the Trust of the liabilities of the Overseas Variable Fund or upon the distribution of Delaware Trust Shares to the Fund's Shareholders in liquidation of their current Shares. The opinion of counsel further provides, among other things, that the basis for federal income tax purposes of the Delaware Trust Shares to be received by each of the current Shareholders will be the same as that of his or her Overseas Variable Fund Shares, and a Shareholder's holding period for his or her Delaware Trust Shares will include a Shareholder's holding period for his or her Overseas Variable Fund Shares, provided that said

Overseas Variable Fund Shares were held as capital assets on the date of the exchange.


    Shareholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to federal income tax consequences, shareholders also should consult their tax advisers as to the foreign, state, local and other tax consequences of the Reorganization.


EVALUATION BY THE BOARD OF DIRECTORS OF THE FUND

    Based on a recommendation by the Adviser, the Board of Directors of the Fund reviewed the potential benefits associated with the proposed Reorganization and adoption of the proposed Delaware Trust Instrument. In this regard, the Directors considered the following:

        (1) the advantages described above that apply to managing the Overseas Variable Series as a Series of a Delaware statutory trust, including the increased flexibility afforded to the Trustees to direct the operations of the Trust;

        (2) the advantages and protections to be gained by the Fund in adopting the Delaware Trust Instrument;

        (3) the fact that the Reorganization itself will not affect the investment advisory arrangements applicable to the Fund, the investment objectives or policies of the Fund, or otherwise affect in any significant manner the general characteristics of the Overseas Variable Fund or a Shareholder's investment therein, except to the extent one of the Overseas Variable Fund's investment policies may be modified pursuant to a Shareholder vote at this Meeting;

        (4) the expected lack of federal income tax consequences to the Fund, the Trust, the Overseas Variable Series and Shareholders resulting from the proposed Reorganization, and the likelihood that there will be no recognition of income, gain or loss for federal income tax purposes to the Fund, the Trust, the Overseas Variable Series or Shareholders; and

        (5) the fact that the interests of the Shareholders of the Fund will not be diluted as a result of the proposed Reorganization.


    The Board of Directors of the Fund also noted that a significant portion of the costs associated with this Meeting would have been required in the near future in any event in connection with the election of Directors. (Currently, the Board of Directors includes the maximum number of Directors appointed solely by action of the Board, and election of Directors at this time will give the Board the opportunity to add additional qualified members in the future without the expense of a separate meeting of Shareholders). The Board therefore concluded that it would be efficient to offer this proposal at the same time as that related to the election of Directors (as is proposed in Proposal 2).


CONCLUSION. The Board of Directors of the Fund has concluded that the proposed Reorganization of the Fund as a Delaware statutory trust is in the best interests of its Fund's Shareholders and recommends a vote 'FOR' the approval of the Reorganization.

    A vote in favor of the Plan of Reorganization is deemed to be a vote in favor of the Reorganization of the Fund as a Delaware statutory trust; temporary waiver of certain investment policies of the Fund to permit the Reorganization, approval, and authorization of the Fund to approve (1) the election of Trustees for the Trust; (2) the investment advisory agreement with the Adviser for the Trust; (3) the distribution agreement and services agreement with the Distributor for the Trust; (4) selection of KPMG LLP as independent auditors; and (5) continuation of all other contracts and agreements currently in effect with the Fund, including, but not limited to, accounting, custody, transfer agency, service, procedural and safekeeping and repurchase agreements. Approval of the proposed reorganization of the Fund into the Trust shall constitute approval of each of the foregoing actions, including approval of the continuation of the Fund's contracts with the Trust. If the Plan of Reorganization is not approved, the Fund will continue to operate as a Maryland corporation. Appraisal rights are not available to Shareholders with respect to the Reorganization.

    The Board of Directors of the Fund unanimously recommends that Shareholders vote 'FOR' approval of the Reorganization described in this Proposal 1.

                                     * * *


                                 PROPOSAL TWO:

              PROPOSAL TO RE-ELECT CERTAIN INDIVIDUALS TO SERVE AS
                DIRECTORS ON THE BOARD OF DIRECTORS OF THE FUND
          (THESE INDIVIDUALS WILL ALSO SERVE AS TRUSTEES ON THE BOARD
                    OF TRUSTEES OF THE NEW DELAWARE TRUST).



    Currently, the Board of Directors of the Fund consists of eight members. The Board of Directors of the Fund have voted to nominate the individuals set forth in Table 2.1 (Independent Directors/Trustees) and Table 2.2 (Interested Directors/Trustees) below to serve as Directors of the Fund (and to serve as Trustees of the Trust, if Shareholders vote to approve the Reorganization). All of these individuals currently serve as Directors of the Fund.


    If Shareholders vote to approve the Reorganization, these individuals will be appointed as Trustees of the Trust by the Initial Trustee identified in the Plan of Reorganization. By ratifying this Proposal, Shareholders are approving the appointment by the Initial Trustee of the individuals in Table 2.1 and Table 2.2 below as Trustees of the Trust.

    Unless otherwise noted, the address of each nominee is c/o First Eagle Variable Funds, Inc., 1345 Avenue of the Americas, New York, New York 10105. The term of office for each Director and Trustee is until he or she reaches a mandatory retirement age of 70.

                                   TABLE 2.1

                  NOMINEES AS INDEPENDENT DIRECTORS/TRUSTEES*


                                                                          NUMBER OF
                                                                         PORTFOLIOS
                                                                           IN FUND
                                                                          COMPLEX**        OTHER
                                                          PRINCIPAL       OVERSEEN     DIRECTORSHIPS/
                                       TERM OF OFFICE   OCCUPATION(S)        BY         TRUSTEESHIPS
     NAME, AGE       POSITION(S) HELD  AND LENGTH OF     DURING PAST       NOMINEE    HELD BY NOMINEE
    AND ADDRESS         WITH FUND       TIME SERVED        5 YEARS       FOR TRUSTEE    FOR TRUSTEE
    -----------         ---------       -----------        -------       -----------    -----------
Candace K. Beinecke      Director      December 1999  Chair, Hughes         6       Director,
One Battery Park         (Chair)       to present     Hubbard                       ALSTOM;
Plaza                                                 & Reed LLP                    Director, Jacob's
New York, N.Y.                                                                      Pillow Dance
10004                                                                               Festival, Inc.,
(age 57)                                                                            Director, Merce
                                                                                    Cunningham
                                                                                    Dance
                                                                                    Foundation, Inc.;
                                                                                    Director (Chair),
                                                                                    First Eagle
                                                                                    Funds, Inc.
                                                                                    (5 portfolios)

Jean D. Hamilton***      Director      March 2003 to  Independent           6       Director, Women's
1345 Avenue of the                     present        Consultant/                   Economic Round
Americas                                              Private                       Table; Director
New York, N.Y.                                        Investor; prior               and Treasurer,
10105                                                 to November                   New York Women's
(age 57)                                              2002, Chief                   Forum; Director,
                                                      Executive                     Four Nations;
                                                      Officer,                      Director,
                                                      Prudential                    Standing Tall;
                                                      Institutional,                Director, Glass
                                                      and Executive                 Roots; Director,
                                                      Vice President,               First Eagle
                                                      Prudential                    Funds, Inc.
                                                      Financial, Inc.               (5 portfolios)
                                                      prior to
                                                      November 1998,
                                                      various
                                                      executive
                                                      positions within
                                                      the Prudential
                                                      organization

                                                                          NUMBER OF
                                                                         PORTFOLIOS
                                                                           IN FUND
                                                                          COMPLEX**        OTHER
                                                          PRINCIPAL       OVERSEEN     DIRECTORSHIPS/
                                       TERM OF OFFICE   OCCUPATION(S)        BY         TRUSTEESHIPS
     NAME, AGE       POSITION(S) HELD  AND LENGTH OF     DURING PAST       NOMINEE    HELD BY NOMINEE
    AND ADDRESS         WITH FUND       TIME SERVED        5 YEARS       FOR TRUSTEE    FOR TRUSTEE
    -----------         ---------       -----------        -------       -----------    -----------
William M. Kelly         Director      December 1999   Senior                6        Trustee, New
500 Fifth Avenue                       to present      Associate,                     York Foundation;
50th Floor                                             Lingold                        Treasurer and
New York, N.Y.                                         Associates                     Trustee, Black
10110                                                                                 Rock Forest
(age 59)                                                                              Consortium;
                                                                                      Director, First
                                                                                      Eagle Funds,
                                                                                      Inc.
                                                                                      (5 portfolios)

Paul J. Lawler           Director      March 2002 to   Vice President        6        Director, Junior
One Michigan Avenue                    present         Investments and                Achievement of
East Battle Creek,                                     Chief Investment               Southwest
Michigan 49017                                         Officer, W.K.                  Michigan;
(age 55)                                               Kellogg                        Finance
                                                       Foundation;                    Committee
                                                       prior to June                  Member, Battle
                                                       1997, Vice                     Creek Community
                                                       President for                  Foundation;
                                                       Finance,                       Custody Advisory
                                                       Renssalaer                     Committee
                                                       Polytechnic                    Member, The Bank
                                                       Institute                      of New York;
                                                                                      Director, First
                                                                                      Eagle Funds,
                                                                                      Inc.
                                                                                      (5 portfolios)

Dominique Raillard       Director      April 1987 to   Independent           6        Director, First
15 Boulevard                           present         Consultant/                    Eagle Funds,
Delessert                                              Private                        Inc.
75016 Paris France                                     Investor; prior                (5 portfolios)
(age 65)                                               to December
                                                       2001, Managing
                                                       Director of
                                                       Act 2
                                                       International
                                                       (Consulting)

Nathan Snyder            Director      March 1983 to   Independent           6        Director, First
1345 Avenue of the                     present         Consultant/                    Eagle Funds,
Americas                                               Private Investor               Inc.
New York, N.Y.                                                                        (5 portfolios)
10105
(age 69)


---------

  * Not 'interested persons' within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

 ** The Fund belongs to a Fund Complex including the Fund and First Eagle Funds,
    Inc.

*** Ms. Hamilton was previously employed by certain of the Prudential companies, which provide portfolio brokerage and distribution services with respect to the Fund. She retired from her positions with those companies on November 16, 2002.

                                   TABLE 2.2

                 NOMINEES AS INTERESTED DIRECTORS/TRUSTEES****


                                                                             NUMBER OF        OTHER
                                                                           PORTFOLIOS IN  DIRECTORSHIPS/
                                                          PRINCIPAL            FUND        TRUSTEESHIPS
                                       TERM OF OFFICE   OCCUPATION(S)         COMPLEX    HELD BY DIRECTOR
     NAME, AGE       POSITION(S) HELD  AND LENGTH OF     DURING PAST        OVERSEEN BY    AND NOMINEE
    AND ADDRESS         WITH FUND       TIME SERVED        5 YEARS           DIRECTOR      FOR TRUSTEE
    -----------         ---------       -----------        -------          -----------    -----------
John P. Arnhold       Co-President;    December 1999   Co-President,             6         Director, Aquila
1345 Avenue of          Director       to present      Co-CEO and                          International
the Americas                                           Director,                           Fund, Ltd.;
New York, N.Y.                                         Arnhold and                         Director,
10105                                                  S. Bleichroeder                     Arnhold
(age 50)                                               Holdings, Inc;                      Ceramics Co-
                                                       Chairman, CEO                       President and
                                                       and Director,                       Director, First
                                                       Arnhold and                         Eagle Funds, Inc.
                                                       S. Bleichroeder                     (5 portfolios)
                                                       Advisers, LLC
                                                       and ASB
                                                       Securities, LLC;
                                                       President and
                                                       Director, Natexis
                                                       Bleichroeder, Inc.
                                                       and Natexis
                                                       Bleichroeder UK
                                                       Ltd.; President,
                                                       WorldVest, Inc.

James E. Jordan         Director       December 1999   Managing Director,     6            Director,
1345 Avenue of the                     to present      Arnhold and                         Leucadia National
Americas                                               S. Bleichroeder                     Corporation;
New York, N.Y.                                         Advisers, LLC and                   Director, Empire
10105                                                  Director, ASB                       Insurance
(age 59)                                               Securities, LLC                     Company;
                                                       and ASB Advisers                    Director, J.Z.
                                                       UK, Ltd. since                      Equity Partners
                                                       July 2002; prior                    plc (U.K.
                                                       thereto, private                    investment trust
                                                       investor and                        company);
                                                       consultant to The                   Director,
                                                       Jordan Company                      Columbia
                                                       (private                            University School
                                                       investment banking                  of International
                                                       firm) since June                    and Public
                                                       1997; prior                         Affairs; Vice
                                                       thereto, President                  Chairman, New
                                                       and Chief                           York State Board
                                                       Investment Officer                  of The Nature
                                                       of The William                      Conservancy;
                                                       Penn Company (a                     Director, First
                                                       registered                          Eagle Funds, Inc.
                                                       investment                          (5 portfolios)
                                                       adviser)


---------

**** 'Interested persons' within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Each of Messrs. Arnhold and Jordan is an interested person of the Fund for these purposes by virtue of his position as an officer and/or director of the investment adviser and principal underwriter to the Fund.

    It is intended that the proxies of the Fund will be voted 'FOR' the election of the nominees listed above in Table 2.1 and Table 2.2. Each Trustee so elected will serve as a Trustee until the next meeting of Shareholders of the Trust, if any, called for the purpose of electing Trustees and until the election and qualification of his successor or until such Trustee sooner dies, resigns or is removed as provided in the Declaration of Trust of the Trust. Since the Trust does not intend to hold annual Shareholder meetings, Trustees may hold office for an indefinite period up to age 70.

    If Proposal 1 is approved by the Shareholders, the individuals listed in Table 2.1 and Table 2.2 shall be elected by the Fund, as sole shareholder of the Overseas Variable Series, as Trustees to serve on the Board of Trustees of the Trust. These individuals will also serve as Directors of the Fund until its termination (to follow the Reorganization, if approved).

    Each nominee has consented to serve as a Director of the Fund and as a Trustee of the Trust, if elected. In case any nominee shall be unable or shall fail to act as a Director/Trustee because of an unexpected occurrence, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

    As required by SEC regulations applicable to the solicitation of proxies for a registered investment company, certain information regarding the Fund's officers (who will serve the Trust in the same capacity if the Reorganization is approved by Shareholders) and additional information regarding the Board nominees is provided in Appendix I to this Proxy statement. Information regarding KPMG LLP, the principal accountant to the Fund (which will serve the Trust in the same capacity if the Reorganization is approved by Shareholders), is also provided in that Appendix.

CONCLUSION. The Board of Directors of the Fund unanimously recommends that Shareholders vote 'FOR' the election of the nominees listed above to serve as Directors of the Fund and to serve as Trustees of the Trust.

                                     * * *

                                PROPOSAL THREE:

 PROPOSAL TO MODIFY OVERSEAS VARIABLE FUND'S FUNDAMENTAL RESTRICTION REGARDING
   MAKING LOANS TO PERMIT IT TO PURCHASE OR SELL LOANS AND OTHER DIRECT DEBT
                                  INSTRUMENTS.

    The Fund currently has a number of investment restrictions that have been designated as 'fundamental' policies of Overseas Variable Fund. Mutual funds may designate investment restrictions as either fundamental or non-fundamental policies. Fundamental policies can be changed only with the prior approval of shareholders, while non-fundamental policies can be changed or eliminated by a resolution of a mutual fund's board of directors with notice of the change to its shareholders. The Fund's current designation of an investment restriction as a fundamental policy requires a vote of the Shareholders each time the Fund may need to amend or otherwise adjust an investment restriction. This results in the Fund incurring the costs of Shareholders' meetings.

    Dynamic changes in the market and economy as well as in the regulation of the securities industry require that the Fund be flexible in its ability to adapt its investment policies to such changes. Since the Fund is currently having a Shareholders' meeting, the Board of Directors recommends that Shareholders vote to modify the fundamental investment restriction regarding making loans by Overseas Variable Fund. Currently, this restriction permits that Portfolio to purchase and sell bonds and other debt instruments, but does not permit it to purchase or sell loans or other direct debt instruments, including loan participations. This Proposal 3 would permit such investment activities.


    If approved by Shareholders, the fundamental investment restriction of Overseas Variable Fund listed above will be modified to read as follows (changes are underlined):



     In pursuing its investment objective, Overseas Variable Fund will not make direct loans, but this restriction shall not prevent the Portfolio from:

            (a) buying part of an issue of bonds, debentures or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions,

            (b) buying loans (or portions of them), or other direct debt instruments including loan participations, originated by another party or parties with respect to corporate borrowers, or

            (c) lending portfolio securities, provided that the Portfolio may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of the loan).(1)

    The Board of Directors, on recommendation of the Adviser, believes the ability to directly invest in loans (through buying loans or other direct debt instruments originated by other lenders or lending syndicates) will

---------
(1) The Portfolio has no present intention of lending its portfolio securities.

permit Overseas Variable Fund to take advantage of certain opportunities that the Adviser may consider more attractive than bonds and similar debt instruments. For example, because a loan may carry risks to which the loan's creditors no longer wish to be exposed, the Adviser may be able to purchase interests in such a loan at a discount to the debtor's obligations. (Such risks include the risk of default, which refers to the possibility that the borrower will be unable or unwilling to repay all or part of the amount owed; the risk of delayed repayment, which refers to the possibility that the borrower will be unable or unwilling to make payment at the time expected; and the risk of inadequate collateral, which refers to the possibility that any property that may have been pledged to secure the borrower's promise to pay will be worth less when delivered than expected.) Of course, such an investment by Overseas Variable Fund would itself carry the risks just identified, but the Adviser will seek to manage these risks by applying the same fundamental value analysis to the debtor's loan obligations that the Adviser applies to traditional equity or debt investments.


    Investments in loans are also less liquid than investments in publicly traded securities and carry less legal protections in the event of fraud or misrepresentation. Unlike debt instruments that are securities, investments in loans are not regulated by federal securities laws or the SEC. In addition, loan participations involve a risk of insolvency by the lending bank or other financial intermediary.

CONCLUSION. The Board of Directors of the Fund, based upon the Adviser's recommendation, believes that the Proposal to modify this investment restriction of the Overseas Variable Fund in the manner described above is in the best interests of that Portfolio and its Shareholders and unanimously recommends a vote 'FOR' Proposal 3.

                                     * * *

OTHER MATTERS

    The Fund does not know of any other matters to be presented at the Special Meeting of Shareholders. If any other business should come before the Meeting, the proxies will vote thereon in accordance with their best judgment.

    If you cannot attend the Meeting in person, please complete, sign and return the enclosed proxy in the envelope provided so that the Meeting may be held and action taken with the greatest possible number of Shares participating.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

    The Fund does not hold regular annual meetings of Shareholders. Any Shareholder who wishes to submit proposals to be considered at a subsequent meeting of Shareholders should send such proposals to the Fund at 1345 Avenue of the Americas, New York, New York 10105.

HELP AVOID THE COST OF ADDITIONAL SOLICITATIONS. PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                                                                      APPENDIX I

    As required by the SEC regulations applicable to the solicitation of proxies for a registered investment company, certain additional information regarding the Board nominees, the Fund's officers and certain large Fund shareholders is provided below. Also provided below is information regarding KMPG LLP, the principal accountant to the Fund.

    The Fund belongs to a Fund Complex including the Fund and First Eagle Funds, Inc. Unless otherwise noted, the address of all persons identified in this Appendix is c/o First Eagle Variable Funds, Inc., 1345 Avenue of the Americas, New York, New York 10105. Also unless otherwise noted, the term of office of each such person is indefinite.

OFFICERS


  NAME, AGE AND       POSITION(S) HELD        TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)
     ADDRESS            WITH THE FUND       LENGTH OF TIME SERVED       DURING PAST 5 YEARS
     -------            -------------       ---------------------       -------------------
John P. Arnhold         Co-President;      December 1999 to present  Co-President and
1345 Avenue of            Director                                   Director, First Eagle
the Americas                                                         Variable Funds, Inc. (1
New York, NY                                                         portfolio) and First Eagle
10105                                                                Funds, Inc. (5 portfolios);
(age 50)                                                             Co-President, Co-CEO
                                                                     and Director, Arnhold
                                                                     and S. Bleichroeder
                                                                     Holdings, Inc; Chairman,
                                                                     CEO and Director,
                                                                     Arnhold and
                                                                     S. Bleichroeder Advisers,
                                                                     LLC and ASB Securities,
                                                                     LLC; President and
                                                                     Director, Natexis
                                                                     Bleichroeder, Inc. and
                                                                     Natexis Bleichroeder UK
                                                                     Ltd.; President,
                                                                     WorldVest, Inc.; Director,
                                                                     Aquila International
                                                                     Fund, Ltd.; Director,
                                                                     Arnhold Ceramics.

Jean-Marie              Co-President       December 1999 to present  Senior Vice President,
Eveillard            (portfolio manager)   (with portfolio           Arnhold and
1345 Avenue of the                         management                S. Bleichroeder Advisers,
Americas                                   responsibility since      LLC; Co-President, First
New York, NY 10105                         1979)                     Eagle Variable Funds, Inc.
(age 64)                                                             and First Eagle Funds,
                                                                     Inc.; prior to 1999,
                                                                     Director and President or
                                                                     Executive Vice President of
                                                                     Societe Generale Asset
                                                                     Management Corp.

  NAME, AGE AND       POSITION(S) HELD        TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)
     ADDRESS            WITH THE FUND       LENGTH OF TIME SERVED       DURING PAST 5 YEARS
     -------            -------------       ---------------------       -------------------
Charles de Vaulx    Senior Vice President  December 1999 to present  Senior Vice President,
1345 Avenue of the   (portfolio manager)   (with portfolio           Arnhold and
Americas                                   management                S. Bleichroeder Advisers,
New York, NY 10105                         responsibility since      LLC; Senior Vice
(age 42)                                   December 1996)            President, First Eagle
                                                                     Variable Funds, Inc. and
                                                                     First Eagle Funds, Inc.;
                                                                     prior to December 1999,
                                                                     Senior Vice President,
                                                                     Societe Generale Asset
                                                                     Management Corp. since
                                                                     1998, Associate Portfolio
                                                                     Manager from December
                                                                     1996, and Securities
                                                                     Analyst prior to December
                                                                     1996

Robert Bruno           Vice President,     December 1999 to present  Senior Vice President,
1345 Avenue of the      Secretary and                                Arnhold and
Americas                  Treasurer                                  S. Bleichroeder Advisers,
New York, NY 10105                                                   LLC; Senior Vice
(age 39)                                                             President, ASB
                                                                     Securities, LLC; Vice
                                                                     President, Secretary and
                                                                     Treasurer, First Eagle
                                                                     Variable Funds, Inc. and
                                                                     First Eagle Funds, Inc.

Andrew DeCurtis        Vice President      November 2000 to present  Vice President, Arnhold
1345 Avenue of the                                                   and S. Bleichroeder
Americas                                                             Advisers, LLC; Vice
New York, NY 10105                                                   President, First Eagle
(age 35)                                                             Variable Funds, Inc. and
                                                                     First Eagle Funds, Inc.

Edwin S. Olsen         Vice President      November 2000 to present  Vice President, Arnhold
1345 Avenue of the                                                   and S. Bleichroeder
Americas                                                             Advisers, LLC; Vice
New York, NY 10105                                                   President, First Eagle
(age 64)                                                             Variable Funds, Inc. and
                                                                     First Eagle Funds, Inc.;
                                                                     prior to 1999, Vice
                                                                     President, SG Cowen
                                                                     Securities Corp.

Suzan Afifi          Vice President and    December 1999 to present  Vice President, Arnhold
1345 Avenue of the   Assistant Secretary                             and S. Bleichroeder
Americas                                                             Advisers, LLC; Vice
New York, NY 10105                                                   President, ASB
(age 51)                                                             Securities, LLC; Vice
                                                                     President and Assistant
                                                                     Secretary, First Eagle
                                                                     Variable Funds, Inc. and
                                                                     First Eagle Funds, Inc.

Stefanie Spritzler   Assistant Treasurer   May 2000 to present       Vice President, Arnhold
1345 Avenue of the                                                   and S. Bleichroeder
Americas                                                             Advisers, LLC; Vice
New York, NY 10105                                                   President, ASB
(age 30)                                                             Securities, LLC;
                                                                     Assistant Treasurer,
                                                                     First Eagle Variable
                                                                     Funds, Inc. and First
                                                                     Eagle Funds, Inc.

Winnie Chin          Assistant Treasurer   March 2001 to present     Assistant Treasurer,
1345 Avenue of the                                                   First Eagle Variable
Americas                                                             Funds, Inc. and First
New York, NY 10105                                                   Eagle Funds, Inc.
(age 29)

                           COMPENSATION OF DIRECTORS


    The following table sets out the compensation received by each of the Directors from the Fund for the Fund's most recently completed fiscal year ended December 31, 2003. Previously, the Fund paid each of its Independent Directors an annual fee of $12,000 plus $2,000 per meeting of the Board and $1,000 per meeting of a Committee. Effective January 1, 2003, compensation to Directors paid by the Fund increased to an annual fee of $18,000 plus $2,000 per meeting of the Board and $1,000 per meeting of a Committee of the Board. Also effective January 1, 2003, Independent Directors serving as the chair of any of the Board's Audit and Nominating and Governance Committees are paid an annual fee of $2,500 by the Fund. All such fees are allocated, generally, between the Fund and First Eagle Funds, Inc. on a pro-rata basis in relationship to their relative net assets. The Fund does not pay any compensation to interested Directors nor does it provide any retirement or pension benefits for the Directors. During the fiscal year ended December 31, 2003, an aggregate of $2,718 was paid, accrued or owed for Directors' fees and expenses by the Fund.



                                             PENSION OR                         TOTAL COMPENSATION
                           AGGREGATE     RETIREMENT BENEFITS  ESTIMATED ANNUAL  FROM FUND AND FUND
                          COMPENSATION   ACCRUED AS PART OF    BENEFITS UPON     COMPLEX PAID TO
NAME OF PERSON, POSITION   FROM FUND        FUND EXPENSES        RETIREMENT        DIRECTORS***
------------------------   ---------        -------------        ----------        ------------
John P. Arnhold,
 Director*                    $  0               N/A                N/A              $     0(1)

Candace K. Beinecke,
 Director                     $486               N/A                N/A              $36,618(1)

Jean D. Hamilton,
 Director**                   $276               N/A                N/A              $22,618(1)

James E. Jordan,
 Director*                    $  0               N/A                N/A              $     0(1)

William M. Kelly,
 Director                     $465               N/A                N/A              $36,118(1)

Paul J. Lawler,
 Director                     $456               N/A                N/A              $34,618(1)

Dominique Raillard,
 Director                     $$435              N/A                N/A              $33,118(1)

Nathan Snyder,
Director                      $390               N/A                N/A              $30,118(1)


---------

*   Interested Director

**  Ms. Hamilton joined the Board of Directors in March 2003.


*** For this purpose, the fund complex consists of the Overseas Variable Fund, plus the five portfolios of First Eagle Funds, Inc. (First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America). The number in parentheses indicates the total number of other boards in the fund complex on which the Director served as of December 31, 2003.

                        SECURITY OWNERSHIP BY DIRECTORS

    The following table sets forth information as of December 31, 2003, regarding ownership of the Directors of the Fund of equity securities of the Fund or any other fund in the same fund complex for which each is also a director or trustee. ('Fund Complex' has the same meaning as in the footnote to the table above.) Dollar ranges of ownership are indicated as follows:
A = None; B = $1 to $10,000; C = $10,001 to $50,000; D = $50,001 to $100,000; E
= over $100,000.

INDEPENDENT DIRECTORS


                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                            DOLLAR RANGE OF EQUITY SECURITIES IN  SECURITIES IN ALL FUNDS OVERSEEN BY
                                       THE FUND AS OF                 DIRECTOR OR NOMINEE IN FUND
     NAME OF DIRECTOR                DECEMBER 31, 2003              COMPLEX AS OF DECEMBER 31, 2003
     ----------------                -----------------              -------------------------------
Candace K. Beinecke                        A                                    C
Jean D. Hamilton                           A                                    C
William M. Kelly                           A                                    D
Paul J. Lawler                             A                                    E
Dominique Raillard                         A                                    C
Nathan Snyder                              A                                    D


INTERESTED DIRECTORS


                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                                  SECURITIES IN ALL FUNDS OVERSEEN BY
                            DOLLAR RANGE OF EQUITY SECURITIES IN       DIRECTOR IN FUND COMPLEX
     NAME OF DIRECTOR         THE FUND AS OF DECEMBER 31, 2003          AS OF DECEMBER 31, 2003
     ----------------         --------------------------------          -----------------------
John P. Arnhold                            A                                    E
James E. Jordan                            A                                    E


    Since January 1, 2002, none of the Independent Directors who is a director of another investment company whose adviser and principal underwriter are ASB Advisers and First Eagle Distributors, respectively (e.g., First Eagle Funds, Inc.), has held any other position with (i) the Fund (other than as a director),
(ii) an investment company having the same adviser or principal underwriter as the Fund and First Eagle Funds, Inc. or an adviser or principal underwriter that controls, is controlled by, or is under common control with the Adviser or the Distributor (other than as a director), (iii) the Adviser, the Distributor or other affiliate of the Company, or (iv) any person controlling, controlled by or under common control with the Adviser or the Distributor. Also since January 1, 2002, none of these individuals owns, beneficially or of record, securities issued by (i) the Adviser or the Distributor or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor. Finally, none of these individuals or their immediate family members has an interest in a transaction with a 'related person' of the Fund. A 'related person' is (i) an executive officer of the Fund, (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser or the Distributor, (iii) an executive officer of such an investment company, (iv) the Adviser or the Distributor, (v) an executive officer of the Adviser or the Distributor, (vi) a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor, or (vii) an executive officer of a person described in clause (vi) above.

                                   COMMITTEES


    There were four meetings of the Board of Directors held during the fiscal year ended December 31, 2003. For the fiscal year ended December 31, 2003, each current Director attended at least 75% of the meetings of the Board and of any committees on which he or she served.


    The following table describes the Board's standing committees:


                                                                   NUMBER OF COMMITTEE
                                                                   MEETINGS IN THE LAST
   COMMITTEE NAME            MEMBERS               FUNCTIONS           FISCAL YEAR
   --------------            -------               ---------           -----------
Audit Committee             Jean D. Hamilton                      Reviews the contract between the
                            William M. Kelly                      Fund and its auditors (in this
                            Paul J. Lawler                        regard, assists the Board in
                                                                  selecting the auditors and is
                                                                  directly responsible for
                                                                  supervising auditor compensation
                                                                  and performance), oversees the
                                                                  Fund's accounting and financial
                                                                  reporting policies, procedures and
                                                                  internal controls and acts as
                                                                  liaison to auditors; reviews and,
                                                                  as appropriate, approves in advance
                                                                  non-audit services provided by the
                                                                  auditors to the Fund, the Adviser,
                                                                  and, in certain cases, other Fund
                                                                  affiliates.

                                                                   NUMBER OF COMMITTEE
                                                                   MEETINGS IN THE LAST
   COMMITTEE NAME            MEMBERS               FUNCTIONS           FISCAL YEAR
   --------------            -------               ---------           -----------
Nominating and        Candace K. Beinecke     Nominates new                 3
 Governance           William M. Kelly        Independent
 Committee            Dominique Raillard      Directors of the
                                              Fund; sets
                                              compensation for
                                              the Independent
                                              Directors of the
                                              Fund; oversees
                                              other governance
                                              matters related to
                                              the service on the
                                              Board by the
                                              Independent
                                              Directors. The
                                              Nominating
                                              Committee does not
                                              consider
                                              shareholder
                                              recommendations

Valuation Committee   John P. Arnhold         Sets and recommends           1
                      Nathan Snyder           securities
                                              valuation policies,
                                              supervises the
                                              Adviser in the
                                              valuation of Fund
                                              assets and, in
                                              certain
                                              circumstances,
                                              values Fund assets
                                              directly


   SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF THE FUND

    As of the Record Date, the Directors and officers of the Fund, as a group, owned less than 1% of outstanding shares of Overseas Variable Fund. Also as of the Record Date, the following shareholders owned (of record or beneficially) 5% or more of the outstanding shares of Overseas Variable Fund:


        NAME AND ADDRESS OF           AMOUNT AND NATURE OF
        RECORD OR BENEFICIAL          RECORD OR BENEFICIAL
          INTEREST HOLDER                  OWNERSHIP         PERCENTAGE OWNERSHIP
          ---------------                  ---------         --------------------
Sun Life Financial-Futurity
Retirement Products & Services
PO BOX 9134
Wellesley Hills, MA 02481                 4,632,893.99              79.43%
Valleyforge PA
Variable Annuity
Nashville, TN 37214                         638,369.91              10.95%
Indianapolis Life Insurance Company
2960 N Meridian Street
Indianapolis, IN 46208                     548,243.645               9.40%

                                    AUDITORS

    KMPG LLP serves as the Fund's independent accountants and in that capacity audits the Fund's year-end financial statements. No representatives of KPMG are expected to attend the Special Meeting of Shareholders.


    Audit fees paid by the Fund for professional services rendered by KPMG related to the audit of the Fund's annual financial statements or provided in connection with statutory and regulatory engagements (such as review of financial information included in the Fund's Prospectus and Statement of Information) were $11,800 for the fiscal year ended December 31, 2003.



    There were no financial information systems design and implementation fees paid by the Fund for professional services rendered by KPMG related to the design, implementation and operation of financial information management services for the fiscal year ended December 31, 2003. (Nor during the same period were any such fees paid to KPMG by the Adviser or any other affiliated entity providing services to the Fund.)



    All other fees paid by the Fund to KPMG (i.e., for services other than those described with respect to audit fees and financial information systems design and implementation fees above) were $11,100 for the fiscal year ended
December 31, 2003. (During the same period, no such fees were paid to KPMG by the Adviser or any of its affiliates providing services to the Fund).



    Total fees paid to KPMG during the period by other domestic and foreign funds receiving advisory or similar services from the Adviser were $819,120.


    The Fund's Audit Committee has adopted procedures to review in advance and, if appropriate, approve the provision of non-audit services provided by KPMG to the Fund, to the Adviser and, in some cases, to other affiliates of the Fund. These procedures apply to new service engagements entered into on or after May 6, 2003. To date, no such services have required review by the Audit Committee. The Audit Committee has, however, considered whether the payment of the various fees outlined above are compatible with maintaining KPMG's independence with respect to the Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                       EXHIBIT A

                             AGREEMENT AND PLAN OF
                         REORGANIZATION AND TERMINATION


    THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (the 'Agreement') is made and entered into as of March 31, 2004, by and among First Eagle Variable Funds, Inc. (the 'Fund'), a Maryland corporation having an office at 1345 Avenue of the Americas, New York, New York 10105 and First Eagle Variable Funds Trust, a Delaware statutory trust having an office at 1345 Avenue of the Americas, New York, New York 10105 (the 'Trust').


    WHEREAS, each of the Board of Directors of the Fund and Initial Trustee of the Trust has determined that it is in the best interests of the Fund and the Trust, respectively, that the assets of the Fund be acquired by the Trust pursuant to this Agreement and in accordance with the applicable laws of the State of Maryland and the State of Delaware; and

    WHEREAS, the parties desire to enter into a plan of exchange pursuant to
Section 368(a) of the Internal Revenue Code of 1986, as amended;

    NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

        1. Plan of Exchange.


            (a) Subject to the requisite approval of the shareholders of the Fund and to the terms and conditions contained herein, on March 31, 2004, or such earlier or later date as may be mutually agreed upon by the parties (the 'Exchange Date'), First Eagle Overseas Variable Fund, the sole series of First Eagle Variable Funds, Inc. (the 'Overseas Variable Fund'), shall assign, transfer and convey its assets to the First Eagle Overseas Variable Fund series (the 'Overseas Variable Series' or the 'Successor Series') of the Trust; the Overseas Variable Series shall acquire all of the assets of the Overseas Variable Fund; and the Trust shall accept such assignment, transfer and conveyance.


            (b) Subject to the requisite approval of the shareholders of the Fund and to the terms and conditions contained herein, on the Exchange Date, Overseas Variable Fund shall assign, transfer and convey the obligations, duties and liabilities of, or attributable to, Overseas Variable Fund to the Overseas Variable Series; and the Overseas Variable Series shall acquire the obligations, duties and liabilities attributable to the Overseas Variable Fund.

            (c) Overseas Variable Fund shall assign, transfer and convey its assets, as provided in Section 1(a), in exchange for shares of beneficial interest of the Overseas Variable Series (the 'Overseas VariableTrust Shares') equal in number to the outstanding shares of the Overseas Variable Fund. In lieu of delivering certificates for the Overseas Variable Trust Shares, the Trust shall credit the Overseas Variable Trust Shares to the Overseas Variable Fund's account on the share record books of the Trust and shall deliver a confirmation thereof to the Overseas Variable Fund. The Overseas Variable Fund shall then deliver written instructions to the Trust's transfer agent to establish accounts for the shareholders of Overseas Variable Fund on the share record books relating to the Successor Series.

            (d) Overseas Variable Fund agrees to distribute Overseas Variable Trust Shares equal in number to the corresponding number of then outstanding shares of Overseas Variable Fund to its shareholders.

            (e) The Trust further assumes and agrees to observe, perform and be bound by all of the grants, terms, covenants, representations, warranties, and conditions contained in all contracts and agreements currently in effect with the Fund, including, but not limited to, the Distribution Agreements, the Services Agreements, and the other agreements and documents delivered thereunder which are binding upon, and to be observed or performed by, the Fund thereunder, as though the Trust were the Fund, and hereby ratifies and confirms the validity of all contracts and agreements currently in effect with the Fund, including, but not limited to, the Distribution Agreement and the Services Agreement.

            (f) All references to the Fund in all agreements to which the Fund is a party will be deemed to refer to the Trust.

            (g) It is contemplated that the net asset value of each outstanding share of the Successor Series of the Trust immediately after the effectiveness of this Agreement will be equivalent to the net asset value of each outstanding share of the Overseas Variable Fund.

            (h) Delivery of the assets of Overseas Variable Fund to be transferred shall be made not later than the next business day following the Exchange Date. Assets transferred shall be delivered to The Bank of New York, the Trust's custodian (the 'Custodian'). Such delivery shall be made for the account of the Trust and the Successor Series, with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Trust and the Successor Series free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Trust and the Successor Series. All assets of Overseas Variable Fund delivered to the Custodian as provided herein shall be allocated by the Trust to the Overseas Variable Series. All of the liabilities of Overseas Variable Fund shall, on and as of the Effective Date, be deemed liabilities of, and shall be deemed assumed by, the Overseas Variable Series.

            (i) Overseas Variable Fund will pay or cause to be paid to the Trust any interest received on or after the Exchange Date with respect to assets transferred to the Successor Series hereunder and the Trust shall allocate any such interest to the Successor Series. The Fund will transfer to the Trust any distributions, rights or other assets received by the Fund after the Exchange Date as distributions on or with respect to the securities transferred from Overseas Variable Fund to the Successor Series hereunder. The Trust shall allocate any such distributions, rights or other assets to the Successor Series. All such assets shall be deemed included in assets transferred from Overseas Variable Fund on the Exchange Date and shall not be separately valued.

            (j) If the requisite number of shareholders of the Fund does not approve this Agreement, the Fund will continue to operate as a Maryland corporation.

            (k) As soon as practicable after the Exchange Date, and following distribution by Overseas Variable Fund of the Overseas Variable Trust Shares received by it among its shareholders in proportion to the number of shares each such shareholder holds in Overseas Variable Fund, the Fund will dissolve and terminate.

        2. The Fund's Representations and Warranties. The Fund represents and warrants to and agrees with the Trust as follows:

            (a) It is a corporation duly organized and validly existing under the laws of the State of Maryland and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

            (b) It is registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as an open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

            (c) On the Exchange Date, it will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

        3. The Trust's Representations and Warranties. The Trust represents and warrants to and agrees with the Fund as follows:

            (a) The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to carry on its business and to carry out this Agreement.

            (b) On the Exchange Date, the Overseas Variable Trust Shares to be issued to the Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Trust. No Trust or Successor Series shareholder will have any preemptive right of subscription or purchase in respect thereof.

        4. The Trust's Conditions Precedent. The obligations of the Trust hereunder shall be subject to the following conditions:

            (a) The Fund shall have furnished to the Trust a statement of its assets, including a list of securities with their respective values owned by it.

            (b) As of the Exchange Date, all representations and warranties of the Fund made in this Agreement shall be true and correct as if made on and as of such date, and the Fund each shall have complied with all the agreements and satisfied all the conditions to be performed or satisfied by each of them on or prior thereto.

            (c) A vote approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the affirmative vote of at least a majority of the outstanding shares (within the meaning of the 1940 Act) of the Fund entitled to vote and the shareholders of the Fund shall have voted, by the vote specified in the proxy materials of the Fund relating to this Agreement, to direct the Fund to vote, and the Fund shall have voted by or on the Exchange Date, as sole shareholder of the Trust, (i) to vote on each of the proposals set forth in the Proxy Statements and approved by the shareholders, so that the approval of the respective proposals may be made effective with respect to the Trust as well as the Fund; (ii) to elect the nominees as trustees of the Trust, (iii) to render approval on such matters as may be necessary, for regulatory purposes, in order to adopt or enter into any agreements or plans on behalf of the Trust that had previously been approved by shareholders of the Fund and are then in effect with respect to the Fund, and (iv) to approve all other contracts and agreements currently in effect with the Fund, including, but not limited to, accounting, custody, transfer agency, distribution, services, procedural and safekeeping and repurchase agreements.

        5. The Fund's Conditions Precedent. The obligations of the Fund hereunder shall be subject to the condition that, as of the Exchange Date, all representations and warranties of the Trust made in this Agreement shall be true and correct as if made on and as of such date, and that the Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to such date.

        6. The Trust's and the Fund's Conditions Precedent. The obligations of both the Trust and the Fund hereunder shall be subject to the following conditions:

            (a) This Agreement and the transactions contemplated hereby having been approved by the affirmative vote of at least a majority of the outstanding shares (within the meaning of the 1940 Act) of the Fund entitled to vote as of the close of business on January 9, 2004, or such earlier or later proxy record date as may be mutually agreed upon by the parties.

            (b) The Trust and the Fund shall have received an opinion of Shearman & Sterling LLP, in form and substance satisfactory to the Trust and the Fund, to the effect that, for federal income tax purposes,

            (1) the transfer of the assets of each Portfolio in exchange solely for the shares of a corresponding Successor Series and the assumption by such Successor Series of the liabilities of such Portfolio, as provided for in the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and each Portfolio and the corresponding Successor Series will be deemed to be a 'party to a reorganization' within the meaning of
        Section 368(b) of the Code;

            (2) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to each Portfolio under Section 361(c)(1) of the Code as a result of the transfer of assets solely in exchange for the shares of a corresponding Successor Series and the assumption by such Successor Series of the liabilities of such Portfolio or on the distribution of the shares of such Successor Series to the shareholders of such Portfolio, as provided for in the Agreement;

            (3) under Section 1032 of the Code, no gain or loss will be recognized to each Successor Series on the receipt of the assets of a corresponding Portfolio in exchange for the shares of such Successor Series and the assumption by such Successor Series of the liabilities of such Portfolio, as provided for in the Agreement;

            (4) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of each Portfolio on the receipt of the shares of a corresponding Successor Series in exchange for their shares of such Portfolio;

            (5) in accordance with Section 362(b) of the Code, the tax basis of each Successor Series in the assets of a corresponding Portfolio will be the same as the tax basis of such assets in the hands of such Portfolio immediately prior to the consummation of the transactions contemplated by the Agreement;

            (6) in accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Agreement, the tax basis of the shares of a Successor Series received by the shareholders of each Portfolio will be equal, in the aggregate, to the tax basis of the shares of such Portfolio surrendered in exchange therefor;

            (7) in accordance with Section 1223 of the Code, the holding period for the shares of a Successor Series received by the shareholders of each Portfolio will be determined by including the period for which such shareholder held the shares of such Portfolio exchanged therefor; provided, that the shares of such Portfolio were held as capital assets for federal income tax purposes;

            (8) in accordance with Section 1223 of the Code, the holding period of each Successor Series with respect to the assets of a corresponding Portfolio acquired by it in accordance with the

        Agreement will include the period for which such assets were held by such Portfolio;

            and (9) pursuant to Section 381(a) of the Code and regulations thereunder, each Successor Series will succeed to and take into account certain tax attributes of a corresponding Portfolio, such as earnings and profits, capital loss carryovers and method of accounting.

        7. Amendment or Termination of Agreement. This Agreement and the transactions contemplated hereby may be amended or terminated and abandoned by resolution of the Board of Directors the Fund, or the Board of Trustees of the Trust, at any time prior to the transfer of assets on the Exchange Date (and notwithstanding any vote of the shareholders of the Fund) if (i) there is a material breach by the other party of any representation, warranty or agreement contained in this Agreement, (ii) it reasonably appears that a party cannot meet a condition of this Agreement or (iii) circumstances should develop that, in the opinion of the Board of Directors of the Fund, or the Board of Trustees of the Trust, make proceeding with this Agreement in its current form inadvisable.

        In addition, prior to the transfer of assets on the Exchange Date, any provision of this Agreement may be amended or modified by the Board of Directors of the Fund and the Board of Trustees of the Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of the shareholders.

        If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the trustees, officers or shareholders of the Trust or the directors, officers or shareholders of the Fund, in respect of this Agreement.

        8. Waiver. At any time prior to the Exchange Date, any of the foregoing conditions may be waived by the Board of Directors of the Fund or the Board of Trustees of the Trust, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or the shareholders of the Trust, as the case may be.

        9. No Survival of Representations. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

        10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Fund, shall be governed and construed in accordance with the internal laws of the State of Maryland.

        11. Counterparts. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

    IN WITNESS WHEREOF, the Fund and the Trust have caused this Agreement and Plan of Reorganization and Termination to be duly executed as of the day and year first above written.

                            FIRST EAGLE VARIABLE FUNDS, INC.

                            By:  ...............................................

                            Title:

                            FIRST EAGLE VARIABLE FUNDS TRUST

                            By:  ...............................................

                            Title: Initial Trustee

                                                                       EXHIBIT B

                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                        FIRST EAGLE VARIABLE FUNDS TRUST

    THIS AGREEMENT AND DECLARATION OF TRUST is made and entered into as of the date set forth below by the Trustees named hereunder for the purpose of forming a Delaware statutory trust in accordance with the provisions hereinafter set forth,

    NOW, THEREFORE, the Initial Trustees hereby direct that the Certificate of Trust be filed with Office of the Secretary of State of the State of Delaware, and the Initial Trustees do hereby declare that the Trustees will hold in trust all cash, securities and other assets that the Trust now possesses or may hereafter acquire from time to time in any manner and manage and dispose of the same upon the following terms and conditions for the benefit of the holders of Shares in the Trust.

                                   ARTICLE I

                              NAME AND DEFINITIONS

    Section 1. Name. This Trust shall be known as 'First Eagle Variable Funds Trust' and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

    Section 2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

        (a) 'By-Laws' shall mean the By-Laws of the Trust, as amended from time to time, which By-Laws are expressly herein incorporated by reference as part of the 'governing instrument' within the meaning of the Delaware Act;

        (b) 'Certificate of Trust' means the certificate of trust, as amended or restated from time to time, filed by the Trustees in the Office of the Secretary of State of the State of Delaware in accordance with the Delaware Act;

        (c) 'Class' means a class of Shares of a Series of the Trust established in accordance with the provisions of Article III hereof;

        (d) 'Commission' means the Securities and Exchange Commission;

        (e) 'Declaration of Trust' means this Agreement and Declaration of Trust, as amended or restated from time to time;

        (f) 'Delaware Act' means the Delaware Statutory Trust Act, 12 Del.C.3801 et seq., as amended from time to time;

        (g) 'Initial Trustees' means the person or persons who have signed this Declaration of Trust;

        (h) 'Manager' means a party furnishing services to the Trust pursuant to an investment management or investment advisory agreement described in
    Article IV, Section 8(a) hereof;

        (i) '1940 Act' means the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

        (j) 'Person' means and includes individuals, corporations, partnerships, trusts, associations, joint ventures, estates and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign;

        (k) 'Principal Underwriter' shall have the meaning given to it in the 1940 Act;

        (l) 'Series' means each Series of Shares established and designated under or in accordance with the provisions of Article III hereof;

        (m) 'Shareholder' means a beneficial owner of outstanding Shares;

        (n) 'Shares' means the Shares of beneficial interest into which the beneficial interest in the Trust shall be divided, from time to time, and includes fractions of Shares as well as whole Shares;

        (o) 'Trust' means the Delaware statutory trust established under the Delaware Act by this Declaration of Trust and the filing of the Certificate of Trust in the Office of the Secretary of State of the State of Delaware;

        (p) 'Trust Property' means any and all property, real or personal, tangible or intangible, that is from time to time owned or held by or for the account of the Trust; and

        (q) 'Trustees' means the Initial Trustees, and all other Persons who may, from time to time, be duly elected or appointed to serve as Trustees in accordance with the provisions hereof, in each case so long as such Person shall continue in office in accordance with the terms of this Declaration of Trust, and reference herein to a Trustee or the Trustees shall refer to such Person or Persons in her or his or their capacity as Trustees hereunder.

                                   ARTICLE II

                                PURPOSE OF TRUST

    The purpose of the Trust is to conduct, operate and carry on the business of a management investment company registered under the 1940 Act through one or more Series investing primarily in securities, and to carry on such other business as the Trustees may, from time to time, determine pursuant to their authority under this Declaration of Trust.

                                  ARTICLE III

                                     SHARES

    Section 1. Division of Beneficial Interests. The beneficial interests in the Trust may be divided into one or more Series. Each Series may be divided into one or more Classes. Subject to the further provisions of this Article III and any applicable requirements of the 1940 Act, the Trustees shall have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the Shareholders of any Series or Class thereof, (i) to divide the beneficial interests in the Trust or in each Series or Class thereof into Shares, with or without par value as the Trustees shall determine, (ii) to issue Shares without limitation as to number (including fractional Shares) to such Persons and for such amount and type of consideration, including cash or securities, at such time or times and on such terms as the Trustees may deem appropriate, (iii) to establish and designate and to change in any manner any Series or Class thereof and to fix such preferences, voting powers, rights, duties and privileges and business purpose of each Series or Class thereof as the Trustees may, from time to time, determine, which preferences, voting powers, rights, duties and privileges may be senior or subordinate to (or in the case of business purpose, different from) any existing Series or Class thereof and may be limited to specified property or obligations of the Trust or profits and losses associated with specified property or obligations of the Trust, (iv) to divide or combine the Shares of any Series or Class thereof into a greater or lesser number, or issue dividends in Shares with respect to Shares of any Series or Class, without thereby materially changing the proportionate beneficial interest of the Shares of such Series or Class in the assets held with respect to that Series or Class thereof, (v) to classify or reclassify any issued Shares of any Series or Class thereof into Shares of one or more Series or Classes thereof and (vi) to take such other action with respect to the Shares as the Trustees may deem desirable.

    Subject to the distinctions permitted among Classes or otherwise in Shares of the same Series as established by the Trustees consistent with the requirements of the 1940 Act, each Share of a Series of the Trust shall represent an equal beneficial interest in the net assets of such Series, and each holder of Shares of a Series shall be entitled to receive such holder's pro rata share of distributions of income and capital gains, if any, made with respect to such Series. Upon redemption of the Shares of any Series or Class thereof, the applicable Shareholder shall be entitled to be paid solely out of the funds and property of such Series or Class thereof of the Trust.

    All references to Shares in this Declaration of Trust shall be deemed to be Shares of any or all Series or Classes thereof, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust and each Class thereof, except as the context otherwise requires.

    All Shares issued hereunder, including, without limitation, Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and non-assessable. Except as otherwise provided by the Trustees, Shareholders shall have no appraisal, preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

    Section 2. Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series (or Class). No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares of each Series (or Class) and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders of each Series (or Class) and as to the number of Shares of each Series (or Class) held, from time to time, by each Shareholder.

    Section 3. Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the books of the Trust only by the record holder thereof or by his duly authorized agent upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer, together with a Share certificate if one is outstanding, and such evidence of the genuineness of the execution and authorization thereof as may be required by the Trustees and of such other matters as may be required by the Trustees. Upon such delivery, and subject to any further requirements specified by the Trustees or contained in the By-Laws, the transfer shall be recorded on the books of the Trust. Until a transfer is so recorded, the record holder of Shares shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent, shareholder servicing agent or similar agent, any officer, employee or agent of the Trust, shall be affected by any notice of a proposed transfer.

    Section 4. Investments in the Trust. Investments may be accepted by the Trust from such Persons, at such times, on such terms, and for such consideration as the Trustees, from time to time, may authorize.

    Section 5. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder, by virtue of having become a Shareholder, shall be held to have expressly assented and agreed to the terms hereof. The death, incapacity, dissolution, termination or bankruptcy of a Shareholder during the existence of the Trust shall not operate to dissolve the Trust, nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of such Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay. Except as specifically provided herein, no Shareholder shall be personally liable for the debts, liabilities, obligations or expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series or Class. Every note, bond, contract or other understanding issued by or on behalf of the Trust or Trustees relating to the Trust or to a Series or Class may include a recitation limiting the obligation represented thereby to the Trust or to one or more Series or Class and its respective assets (but the omission of such a recitation shall not operate to bind any Shareholder or Trustee of the Trust).

    Section 6. Establishment and Designation of Series (or Class).Without obtaining any authorization or vote of the Shareholders of any Series or Class thereof (except as otherwise required by the 1940 Act), the establishment and designation of any Series (or Class) of Shares shall be effective upon the adoption by a majority of the then Trustees of a resolution that sets forth such establishment and designation and the relative rights and preferences of such Series (or Class), whether directly in such resolution or by reference to another document including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution.

    Shares of each Series (or Class) established pursuant to this Article III, unless otherwise provided in the resolution establishing such Series, shall have the following relative rights and preferences:

        (a) Assets Held with Respect to a Particular Series (or Class). All consideration received by the Trust for the issue or sale of Shares of a particular Series or Class thereof, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series (or Class) for all purposes, subject only to the rights of creditors of such Series (or Class thereof to the extent provided below), and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as assets held with respect to that Series (or Class thereof). In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments that are not readily identifiable as assets held with respect to any particular Series (and the Classes thereof) (collectively 'General Assets'), the Trustees shall allocate such General Assets to, between or among any one or more of the Series (and the Classes thereof) in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable, and any General Assets so allocated to a particular Series (and the Classes thereof) shall be assets held with respect to that Series and such Classes. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes. Separate and distinct records shall be maintained for each Series (and the Classes thereof) and the assets held with respect to each Series (and the Classes thereof) shall be held and accounted for separately from the assets held with respect to all other Series (and the Classes thereof) and the General Assets of the Trust not allocated to such Series or Classes.

        (b) Liabilities Attributable to a Particular Series (or Class). The assets of the Trust held with respect to each particular Series (or Class thereof) shall be charged exclusively with the liabilities of the Trust attributable to that Series or Class and all expenses, costs, charges and reserves attributable to that Series or Class. Any general liabilities of the Trust that are not readily identifiable as being attributable to any particular Series (and the Classes thereof) shall be allocated and charged by the Trustees to and among any one or more of the Series (and the Classes thereof) in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. All liabilities, expenses, costs, charges, and reserves so charged to a Series (and the Classes thereof) are herein referred to as 'liabilities attributable to' that Series (or Class thereof). Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes. All liabilities attributable to a particular Series shall be enforceable against the assets held with respect to such Series only and not against the assets of the Trust generally or against the assets held with respect to any other Series. Notice of this limitation on the liability of each Series shall be set forth in the Certificate of Trust or in an amendment thereto prior to the issuance of any Shares of a Series. To the extent that the Trustees, pursuant to
    Section 2 of Article VII hereof, include a Class limitation on liability in any note, bond, contract, instrument, certificate or undertaking made with respect to any Class, the parties to such note, bond, contract, instrument, certificate or undertaking shall look only to the assets of such Class in satisfaction of the liabilities arising thereunder and not to the assets of any other Class of the applicable Series.

        (c) Dividends, Distributions, Redemptions and Repurchases. Notwithstanding any other provision of this Declaration of Trust, including, without limitation, Article VI, no dividend or distribution, including, without limitation, any distribution paid upon dissolution of the Trust or of any Series (or Class) thereof with respect to, nor any redemption or repurchase of, the Shares of any Series (or Class thereof) shall be effected by the Trust other than from the assets held with respect to such Series (or Class thereof), nor shall any Shareholder of any particular Series (or Class thereof) otherwise have any right or claim against the assets held with respect to any other Series or Class except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series or Class. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

        (d) Equality. All the Shares of each particular Series (or Class thereof) shall represent an equal proportionate interest in the assets held with respect to that Series (or Class thereof), and each Share of any particular Series shall be equal to each other Share of that Series (subject to the liabilities attributable to that Series and such rights and preferences as may have been established and designated with respect to Classes, or otherwise, of Shares within such Series).

        (e) Fractions. Any fractional Share of a Series (or Class thereof) shall carry proportionately all the rights and obligations of a whole Share of that Series or Class, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and dissolution of the Trust.

        (f) Combination of Series. The Trustees shall have the authority, without the approval of the Shareholders of any Series (or Class thereof), unless otherwise required by applicable law, to combine the assets and liabilities attributable to any two or more Series (or Classes) into assets and liabilities attributable to a single Series or Class.

        (g) Elimination of Series. At any time that there are no Shares outstanding of any particular Series (or Class) previously established and designated, the Trustees may by resolution of a majority of the Trustees abolish that Series (or Class) and rescind the establishment and designation thereof and may thereafter establish a new Series (or Class) with such designation and otherwise as herein provided.

    Section 7. Indemnification of Shareholders. If any Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating to such Person being or having been a Shareholder, and not because of such Person's acts or omissions, the Shareholder or former Shareholder (or such Person's heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all cost and expense reasonably incurred in connection with such claim or demand, but only out of the assets held with respect to the particular Series (or Class thereof) of Shares of which such Person is or was a Shareholder and from or in relation to which such liability arose. The Series (or Class thereof) may, at its option, and shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of such Series and satisfy any judgment thereon.

                                   ARTICLE IV

                                    TRUSTEES

    Section 1. Election of Trustees. Upon the issuance of beneficial interests of the Trust, First Eagle Variable Funds, Inc., a Maryland corporation, as initial shareholder of the Trust, shall elect the Trustees of the Trust; to the extent that persons so elected are different from the Initial Trustee, such persons shall replace the Initial Trustee as Trustees of the Trust.


    Section 2. Number, Election and Tenure. The Initial Trustee shall be James Jordan. After the initial election of Trustees, the number of Trustees shall be eight or such other number as shall, from time to time, be determined by the Trustees pursuant to Section 4 of this Article IV. Except as described above with respect to the Initial Trustee, each Trustee shall serve during the continued term of the Trust until she or he dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of her or his successor. In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, to the extent required by the 1940 Act, the Trustees then in office shall call a Shareholders meeting for the election of Trustees. Any Trustee may resign at any time by written instrument signed by her or him and delivered to any officer of the Trust or to the secretary of any meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following her or his resignation or removal, or any right to damages on account of such removal. The Shareholders may elect Trustees at any meeting of Shareholders called by the Trustees for that purpose. Any Trustee may be removed at any meeting of Shareholders by a majority vote of the outstanding Shares of the Trust, as defined in the 1940 Act.


    Section 3. Effect of Death, Resignation or Removal of a Trustee. The death, declination to serve, resignation, retirement, removal, or incapacity of one or more Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever there shall be fewer than the designated number of Trustees, until additional Trustees are elected or appointed as provided herein to bring the total number of Trustees equal to the designated number, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust. As conclusive evidence of such vacancy, a written instrument certifying the existence of such vacancy may be executed by an officer of the Trust or by a majority of the Trustees then in office. In the event of the death, declination, resignation, retirement, removal, or incapacity of all the then Trustees within a short period of time and without the opportunity for at least one Trustee being able to appoint additional Trustees to replace those no longer serving, the Trust's Manager is empowered to appoint new Trustees subject to the applicable provisions of the 1940 Act.

    Section 4. Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees; the Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust, including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; enlarge or reduce their number; remove any Trustee with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective and fill vacancies caused by enlargement of their number or by the death, resignation or removal of a Trustee; elect and remove, with or without cause, such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Board of Trustees to the extent that the Board of Trustees determine; deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; provide for the issuance and distribution of Shares by the Trust directly or through one or more Principal Underwriters or otherwise; redeem, repurchase and transfer Shares pursuant to applicable law; declare and pay dividends and distributions to Shareholders from the assets available therefor; and in general exercise, or delegate to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian, transfer or Shareholder servicing agent, or Principal Underwriter, such authority as they consider desirable. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. Unless otherwise specified herein or in the By-Laws or required by law, any action by the Trustees shall be deemed effective if approved or taken by a majority of the Trustees present at a meeting of Trustees at which a quorum of Trustees is present, within or without the State of Delaware.

    Without limiting the foregoing, the Trustees shall have the power and authority to cause the Trust (or to act on behalf of the Trust):

        (a) To operate as and carry out the business of an investment company, and exercise all the powers necessary or appropriate to the conduct of such operations;

        (b) To invest and reinvest cash, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, purchase or write options on, lend, enter into contracts for the future acquisition or delivery of, or otherwise deal in or dispose of, securities, indices, currencies, commodities or other property of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers acceptances, and other securities, commodities or contracts of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including, without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, the U.S. Government or any foreign government or any political subdivision of the U.S. Government or any foreign government, or any domestic or international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in 'when issued' contracts for any such securities; to change the investments of the assets of the Trust; and to exercise any and all rights, powers, and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers, and privileges in respect of any of said instruments;

        (c) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options (including options on futures contracts) with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series or Class thereof;

        (d) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such Person or Persons as the Trustees shall deem proper, granting to such Person or Persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

        (e) To set record dates for the determination of Shareholders with respect to various matters, which, for purposes of determining the Shareholders of any Series (or Class) who are entitled to receive payment of any dividend or of any other distribution shall be on or before the date for the payment of such dividend or such other payment, as the record date for determining the Shareholders of such Series (or Class) having the right to receive such dividend or distribution; without fixing a record date, the Trustees may for distribution purposes close the register or transfer books for one or more Series (or Classes) at any time prior to the payment of a distribution; nothing in this subsection shall be construed as precluding the Trustees from setting different record dates for different Series (or Classes);

        (f) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other property;

        (g) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or a nominee or nominees or otherwise;

        (h) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security or property which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security or property held in the Trust;

        (i) To join with other security or property holders in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any security or property with, or transfer any security or property to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security or property (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

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        (j) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes;

        (k) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

        (l) To borrow funds or other property in the name of the Trust or any Series thereof exclusively for Trust or the relevant Series purposes and in connection therewith issue notes or other evidences of indebtedness; and to mortgage and pledge the Trust Property or any part thereof to secure any or all of such indebtedness;

        (m) To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust Property or any part thereof to secure any of or all of such obligations;

        (n) To purchase and pay for entirely out of Trust Property such insurance as the Trustees may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, principal underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being in or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, investment adviser, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability;

        (o) To adopt, establish and carry out pension, profit-sharing, Share bonus, Share purchase, savings, thrift and other retirement, incentive and benefit plans and trusts, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

        (p) To enter into contracts of any kind and description;

        (q) To interpret the investment policies, practices or limitations of any Series or Class;

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        (r) To establish a registered office and have a registered agent in the
    State of Delaware;

        (s) To invest part or all of the Trust Property (or part or all of the assets of any Series), or to dispose of part or all of the Trust Property (or part or all of the assets of any Series) and invest the proceeds of such disposition, in securities issued by one or more other investment companies registered under the 1940 Act (including investment by means of transfer or part of all of the Trust Property in exchange for an interest or interests in such one or more investment companies) all without any requirement of approval by Shareholders unless required by the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of Delaware or of any other state) which is classified as a partnership for federal income tax purposes;

        (t) Subject to the 1940 Act, to engage in any other lawful act or activity in which a statutory trust organized under the Delaware Act may engage; and

        (u) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

    The foregoing clauses shall be construed as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general power of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series, and not an action in an individual capacity.

    The Trust shall not be limited to investing in obligations maturing before the possible dissolution of the Trust or one or more of its Series or Classes thereof. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. The Trust shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

    Section 5. Payment of Expenses by the Trust. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in

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connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees compensation and such expenses and charges for the services of the Trust's officers, employees, investment adviser or manager, Principal Underwriter, auditors, counsel, custodian, transfer agent, Shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur, which expenses, fees, charges, taxes and liabilities shall be allocated in accordance with Article III, Section 6 hereof.

    Section 6. Payment of Expenses by Shareholders. The Trustees shall have the power to cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, at such intervals as the Trustees may determine, in advance or arrears, for charges of the Trust's transfer agent, Shareholder servicing or similar agent, an amount fixed, from time to time, by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

    Section 7. Ownership of Assets of the Trust. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees. Title to all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of any other Person as nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the resignation, removal or death of a Trustee, she or he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

    Section 8. Service Contracts.

    (a) Subject to such requirements and restrictions as may be set forth under applicable federal or state law and in the By-Laws, including, without limitation, on the date hereof the requirements of Section 15 of the 1940 Act, or any successor provision, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive investment advisory, management or administrative services for the Trust or for any

Series (or Class thereof) with any corporation, trust, association or other organization; and any such contract may contain such other terms as the Trustees may determine, including, without limitation, authority for the Manager or administrator to delegate certain or all of its duties under such contracts to qualified investment advisers or administrators and to determine from time to time, without prior consultation with the Trustees, what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments, or such other activities as may specifically be delegated to such party.

    (b) The Trustees may also, at any time and from time to time, contract with any corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or Principal Underwriter for the Shares of one or more of the Series (or Classes) or other securities to be issued by the Trust. Every such contract shall comply with such requirements and restrictions as may be set forth under applicable federal or state law and in the By-Laws, including, without limitation, at the date hereof the requirements of
Section 15 of the 1940 Act, or any successor provision; and any such contract may contain such other terms as the Trustees may determine.

    (c) The Trustees are also empowered, at any time and from time to time, to contract with any corporations, trusts, associations or other organizations, appointing it or them the custodian, transfer agent or Shareholder servicing agent for the Trust or one or more of its Series (or Classes). Every such contract shall comply with such requirements and restrictions as may be set forth under applicable federal or state law and in the By-Laws or stipulated by resolution of the Trustees. The Trustees are empowered, at any time and from time to time, to retain sub-agents (foreign or domestic) in connection with any service provider to the Trust or one or more of its Series (or Classes).

    (d) Subject to applicable law, the Trustees are further empowered, at any time and from time to time, to contract with any entity to provide such other services, including, without limitation, accounting and pricing services, to the Trust or one or more of the Series (or Classes thereof), as the Trustees determine to be in the best interests of the Trust and the applicable Series (or Class).

    (e) The fact that:

        (i) any of the Shareholders, Trustees, or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter, distributor, or affiliate or agent of or for any corporation, trust, association, or other organization, or for any parent or affiliate of any organization, with which an advisory, management or administration contract, or Principal Underwriter's or distributor's contract, or transfer, shareholder servicing or other type of service contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

        (ii) any corporation, trust, association or other organization with which an advisory, management or administration contract or Principal Underwriter's or distributor's contract, or transfer, shareholder servicing or other type of service contract may have been or may hereafter be made with the Trust or any Series of the Trust also has an advisory, management or administration contract, or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other service contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Shareholders, provided approval of each such contract is made pursuant to the requirements of the 1940 Act.

    Section 9. Trustees and Officers as Shareholders. Any Trustee, officer or agent of the Trust may acquire, own and dispose of Shares to the same extent as if he or she were not a Trustee, officer or agent; and the Trustees may issue and sell and cause to be issued and sold Shares to, and redeem such Shares from, any such Person or any firm or company in which such Person is interested, subject only to the general limitations contained herein or in the By-Laws relating to the sale and redemption of such Shares.

                                   ARTICLE V

                    SHAREHOLDERS VOTING POWERS AND MEETINGS

    Section 1. Voting Powers, Meetings, Notice and Record Dates. The Shareholders shall have power to vote only (i) for the election or removal of Trustees to the extent and as provided in Article IV, Section 2, and (ii) with respect to such additional matters relating to the Trust as may be required by applicable law, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each Shareholder shall be entitled to one vote for each dollar of net asset value (determined as of the applicable record date) of each Share owned by such

Shareholder (number of Shares owned times net asset value per Share) on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Notwithstanding any other provision of this Declaration of Trust, on any matter submitted to a vote of the Shareholders, all Shares of the Trust then entitled to vote shall be voted in aggregate, except (i) when required by the 1940 Act, Shares shall be voted by individual Series or Class; and (ii) when the matter involves the termination of a Series or Class or any other action that the Trustees have determined will affect only the interests of one or more Series or Classes, then only Shareholders of such Series or Classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy may be given in writing. The By-Laws may provide that proxies may also, or may instead, be given by any electronic or telecommunications device or in any other manner. Notwithstanding anything else contained herein or in the By-Laws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders of one or more Series or Classes thereof or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only in person or by written proxy at a meeting. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by the Shareholders. Meetings of the Shareholders shall be called and notice thereof and record dates therefor shall be given and set as provided in the By-Laws.

    Section 2. Quorum and Required Vote. Except when a larger quorum is required by applicable law, by the By-Laws or by this Declaration of Trust, (i) thirty-three and one-third percent (33 1/3%) of the Shares entitled to vote shall constitute a quorum at a Shareholders meeting and (ii) when any one or more Series (or Classes) is to vote as a single class separate from any other Shares, thirty-three and one-third percent (33 1/3%) of the Shares of each such Series (or Class) entitled to vote shall constitute a quorum at a Shareholders meeting of that Series (or Class). Except when a larger vote is required by any provision of this Declaration of Trust or the By-Laws or by applicable law, when a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality of the Shares voted shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust requires that the holders of any Series shall vote as a Series (or that holders of a Class shall vote as a Class), then a majority of the Shares of that Series (or Class) voting on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that Series (or Class) is concerned.

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    Section 3. Additional Provisions. The By-Laws may include further provisions for Shareholders [  ] votes and meetings and related matters.

                                   ARTICLE VI

                 NET ASSET VALUE, DISTRIBUTIONS AND REDEMPTIONS

    Section 1. Determination of Net Asset Value, Net Income, and Distributions. Subject to applicable law and Article III, Section 6 hereof, the Trustees, in their absolute discretion, may prescribe and shall set forth in the Registration Statement of the Trust as filed on Form N-1A or any successor form with the Commission (the 'Registration Statement of the Trust') such bases and time or times for determining the net asset value of the Shares of any Series or Class, the net income attributable to the Shares of any Series or Class, or the declaration and payment of dividends and distributions on the Shares of any Series or Class, as they may deem necessary or desirable from time to time.

    Section 2. Redemptions and Repurchases.

    (a) The Trust shall purchase such Shares as are offered by any record holder of such Shares for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a Person designated by the Trust that the Trust purchase such Shares or in accordance with such other procedures for redemption as the Trustees may, from time to time, authorize, and the Trust will pay therefor the net asset value thereof as determined by the Trustees (or on their behalf), in accordance with any applicable provisions of the By-Laws and applicable law. Unless extraordinary circumstances exist, payment for said Shares shall be made by the Trust to the Shareholder within seven (7) days after the date on which the request is made in proper form. The obligation set forth in this Section 2 is subject to the provisions regarding the suspension of the right of redemption that are set forth in the Registration Statement of the Trust, and as the Trustees, in their absolute discretion, may prescribe. In the case of a suspension of the right of redemption as provided herein, a record holder of such Shares may either withdraw the request for redemption or receive payment based on the net asset value per Share next determined after the termination of such suspension.

    (b) The redemption price may, in any case or cases, be paid wholly or partly in-kind if the Trustees determine that such payment is advisable and in the interest of the remaining Shareholders of the Series or Class for which the Shares are being redeemed. The fair value, selection and quantity of securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the

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Trustees. In no case shall the Trust be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in-kind.

    (c) If the Trustees shall, at any time and in good faith, determine that direct or indirect ownership of Shares of any Series or Class has or may become concentrated in any Person to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), then the Trustees shall have the power (but not the obligation) by such means as they deem equitable (i) to involuntarily redeem any number, or principal amount, of Shares of such Person sufficient to maintain or bring the direct or indirect ownership of Shares into conformity with the requirements for such qualification, and (ii) to refuse to transfer or issue Shares to any Person whose acquisition of the Shares in question would result in such disqualification. Any such redemption shall be effected at the redemption price and in the manner provided in this Article VI.

    (d) The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), or to comply with the requirements of any other taxing or regulatory authority.

    (e) Subject to the requirements of the 1940 Act, the Board of Trustees may cause the Trust to redeem, at the price and in the manner provided in this
Article VI, Shares of any Series or Class held by any Person (i) if such Person is no longer qualified to hold such Shares in accordance with such qualifications as may be established by the Trustees, (ii) if the net asset value of such Shares is below the minimum investment amount which is set forth in the Registration Statement of the Trust or (iii) if otherwise deemed by the Trustees to be in the best interest of the Trust or that particular Series (or Class) as a whole.

    (f) Shares redeemed shall, upon redemption, be deemed to be retired and restored to the status of unissued shares.

                                  ARTICLE VII

              COMPENSATION AND LIMITATION OF LIABILITY OF TRUSTEES

    Section 1. Compensation. The Trustees as such shall be entitled to reasonable compensation from the Trust, and they may fix the amount of such compensation. Nothing herein shall in any way prevent the employ-

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ment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

    Section 2. Indemnification and Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager or Principal Underwriter of the Trust. The Trust (i) may indemnify an agent of the Trust or any Person who is serving or has served at the Trust's request as an agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise and (ii) shall indemnify each Person who is, or has been, a Trustee, officer or employee of the Trust and any Person who is serving or has served at the Trust's request as a director, officer, trustee, or employee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, in the case of (i) and (ii), to the fullest extent consistent with the 1940 Act and in the manner provided in the By-Laws; provided that such indemnification shall not be available to any of the foregoing Persons in connection with a claim, suit or other proceeding by any such Person against the Trust or a Series (or Class) thereof.

    All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series (or Class thereof if the Trustees have included a Class limitation on liability in the agreement with such person as provided below), or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

    Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustees discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a statutory limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not

                                      B-21





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individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate including, without limitation, a requirement, in any note, bond, contract, instrument, certificate or undertaking made with respect to one or more Classes of any Series that the parties thereto look only to the assets of such Class or Classes in satisfaction of the liabilities arising thereunder. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

    Section 3. Trustee's Good Faith Action; Expert Advice; No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and to any Shareholder solely for her or his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice, nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

    Section 4. Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee or agent of the Trust in connection with any claim, action, suit or proceeding in which she or he becomes involved by virtue of her or his capacity or former capacity with the Trust.

                                  ARTICLE VIII

                                 MISCELLANEOUS

    Section 1. Liability of Third Persons Dealing with Trustees. No Person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

    Section 2. Termination of Trust or Series.

    (a) Unless dissolved as provided herein, the Trust shall continue without limitation of time. The Trust may be dissolved at any time by vote

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of a majority of the Shares of each Series entitled to vote, voting separately by Series, or by the Trustees by written notice to the Shareholders. Any Series of Shares (or Class thereof) may be dissolved at any time by vote of a majority of the Shares of such Series or Class entitled to vote or by the Trustees by written notice to the Shareholders of such Series or Class.

    (b) Upon the requisite Shareholder vote or action by the Trustees to dissolve the Trust or any one or more Series of Shares (or any Class thereof), after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series (or any Class thereof) as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or of the affected Series or Class to distributable form in cash or Shares (if any Series remain) or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Series or Classes involved, ratably according to the number of Shares of such Series or Class held by the several Shareholders of such Series or Class on the date of distribution. Thereupon, the Trust or any affected Series (or Class thereof) shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust or such Series or Class shall be canceled and discharged.

    (c) Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust's Certificate of Trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee.

    Section 3. Reorganization.

    (a) Notwithstanding anything else herein, the Trustees may, without any Shareholder approval or vote unless such approval or vote is required by applicable law, in order to change the form or jurisdiction of organization of the Trust or for any other purpose (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law), partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations or other business entities created by the Trustees to accomplish such merger or consolidation),
(ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law or (iii) cause the Trust to reorganize under the laws of any state or other political subdivision of the United States, if such action is determined by the Trustees to be in the best interests of the Trust. Any agreement of merger or consolidation or exchange or certificate of merger may be signed by a majority of the Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

    (b) Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Declaration of Trust, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 3 of Article VIII may effect any amendment to the governing instrument of the Trust or effect the adoption of a new trust instrument of the Trust if the Trust is the surviving or resulting trust in the merger or consolidation.

    (c) The Trustees may, without any Shareholder approval or vote unless such approval or vote is required by applicable law, create one or more statutory trusts to which all or any part of the assets, liabilities, profits or losses of the Trust or any Series or Class thereof may be transferred and may provide for the conversion of Shares in the Trust or any Series or Class thereof into beneficial interests in any such newly created trust or trusts or any series or classes thereof.

    (d) Notwithstanding anything else herein, the Trustees may, without Shareholder approval (unless required by the 1940 Act), invest all or a portion of the Trust Property of any Series, or dispose of all or a portion of the Trust Property of any Series, and invest the proceeds of such disposition in interests issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but not need) be a trust (formed under the laws of the State of Delaware or any other state or jurisdiction) (or series thereof) which is classified as a partnership for federal income tax purposes. Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, cause a Series that is organized in the master/feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause such Series to invest its Trust Property directly in securities and other financial instruments or in another master fund.

    Section 4. Amendments. Except as specifically provided in this Section 4 of
Article VIII, the Trustees may, without Shareholder vote, restate, amend or otherwise supplement this Declaration of Trust. Shareholders shall have the right to vote (i) on any amendment that would affect their right to vote granted in Article V, Section 1 hereof, (ii) on any amendment to this Section 4 of
Article VIII, (iii) on any amendment that may be required to be approved by Shareholders by applicable law or by the Trust's registration statement filed with the Commission, and (iv) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to the Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series (or Classes thereof) shall be authorized by a vote of the Shareholders of each Series or Class affected and no vote of Shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance provided by Article VII, Section 4 with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in Article VII, Section 2 hereof as provided in the By-Laws with respect to any actions or omissions of Persons covered thereby prior to such amendment. The Trustees may, without Shareholder vote, restate, amend, or otherwise supplement the Certificate of Trust as they deem necessary or desirable.

    Section 5. Filing of Copies, References, Headings. The original or a copy of this instrument and of each restatement and/or amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such restatements and/or amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such restatements and/or amendments. In this instrument and in any such restatements and/or amendments, references to this instrument, and all expressions such as 'herein,' 'hereof' and 'hereunder,' shall be deemed to refer to this instrument as amended or affected by any such restatements and/or amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

    Section 6. Applicable Law.

    (a) The Trust is created under, and this Declaration of Trust is to be governed by, and construed and enforced in accordance with, the laws of the State of Delaware. The Trust shall be of the type commonly called a statutory trust, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers or privileges afforded to statutory trusts or actions that may be engaged in by statutory trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

    (b) Notwithstanding the first sentence of Section 6(a) of this Article VIII, there shall not be applicable to the Trust, the Trustees or this

Declaration of Trust (x) the provisions of section 3540 of Title 12 of the Delaware Code or (y) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts that relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding or disposition of real or personal property,
(iv) fees or other sums applicable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal,
(vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration of Trust.

    Section 7. Provisions in Conflict with Law or Regulations.

    (a) The provisions of the Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), and the regulations thereunder, with the Delaware Act or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

    (b) If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

    Section 8. Statutory Trust Only. It is the intention of the Trustees to create a statutory trust pursuant to the Delaware Act. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a statutory trust pursuant to the Delaware Act. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

    Section 9. Derivative Actions. In addition to the requirements set forth in
Section 3816 of the Delaware Act, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met:

        (a) The Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of this
    Section 9(a), a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a Shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board of Trustees of the Trust or on the boards of one or more Trusts that are under common management with or otherwise affiliated with the Trust.

        (b) Unless a demand is not required under paragraph (a) of this Section 9, Shareholders eligible to bring such derivative action under the Delaware Act who hold at least 10% of the outstanding Shares of the Trust, or 10% of the outstanding Shares of the Series or Class to which such action relates, shall join in the request for the Trustees to commence such action.

        (c) Unless a demand is not required under paragraph (a) of this Section 9, the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

    For purposes of this Section 9, the Board of Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue.


    IN WITNESS WHEREOF, the Initial Trustee named below does hereby make and enter into this Declaration of Trust as of March 31, 2004.


INITIAL TRUSTEE

/s/
...............................................
       JAMES JORDAN, AS INITIAL TRUSTEE

                                                                      APPENDIX 1


3 EASY WAYS TO VOTE YOUR PROXY
Vote by Phone: Call toll-free 1-800-690-6903. Follow the recorded instructions. Vote on the Internet: Log on to proxyweb.com. Follow the on-screen instructions. Vote by Mail: Check the appropriate boxes on the reverse side of the proxy card, sign and date the card and return in the envelope provided

FIRST EAGLE FUNDS
1345 Avenue of the Americas
New York, New York 10105

999 999 999 999 99


FIRST EAGLE OVERSEAS VARIABLE FUND
INSURANCE COMPANY NAME PRINTS HERE

VOTING INSTRUCTIONS SOLICITED BY THE BOARD OF
DIRECTORS OF FIRST EAGLE VARIABLE FUNDS, INC.
SPECIAL MEETING OF SHAREHOLDERS - MARCH 31, 2004

The undersigned hereby appoints Robert Bruno and Suzan Afifi the proxies of the undersigned, with full power of substitution, to vote all shares of First Eagle Variable Funds, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders of First Eagle Variable Funds, Inc. to be held at the Warwick Hotel, 65 West 54th Street, New York, New York, on Wednesday, March 31, 2004 at 10:00 a.m., New York time, and at any adjournment thereof.

PLEASE SIGN, DATE AND RETURN PROMPTLY.
Receipt of Notice of Special Meeting and
Proxy Statement is hereby acknowledged.

Date __________________________, 2004



----------------------------------------
Signature(s) (Sign in the Box)


When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

OVF VIF cl

Please fill in box(es) as shown using black or blue ink or number 2 pencil. X PLEASE DO NOT USE FINE POINT PENS. 0

These voting instructions, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, these voting instructions will be voted FOR all proposals.

1. To change the domicile of the Fund from Maryland to Delaware and reorganize First Eagle Overseas Variable Fund as a series of the new Trust.

FOR       AGAINST      ABSTAIN

 0           0             0

2. To re-elect certain individuals to serve as Directors on the Board of Directors of the Fund (if the reorganization described in Proposal 1 is approved, these individuals will also serve as Trustees on the Board of Trustees for the new Delaware Trust).

(01) John P. Arnhold
(02) Candace K. Beinecke
(03) Jean D. Hamilton
(04) James E. Jordan
(05) William M. Kelly
(06) Paul J. Lawler
(07) Dominique Raillard
(08) Nathan Snyder

* (Instruction: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line below.)

---------------------------------------------------------------------




FOR             WITHHOLD             FOR ALL
all               ALL                EXCEPT*
nominees
listed


3. To modify First Eagle Overseas Variable Fund's fundamental restriction regarding making loans so as to permit it to purchase or sell loans and other direct debt instruments.

FOR       AGAINST      ABSTAIN

0            0             0



PLEASE SIGN AND DATE ON THE REVERSE SIDE.


OVF VIF cl

                                                                      APPENDIX 2


3 EASY WAYS TO VOTE YOUR PROXY
Vote by Phone: Call toll-free 1-800-690-6903. Follow the recorded instructions. Vote on the Internet: Log on to proxyweb.com. Follow the on-screen instructions. Vote by Mail: Check the appropriate boxes on the reverse side of the proxy card, sign and date the card and return in the envelope provided

FIRST EAGLE FUNDS
1345 Avenue of the Americas
New York, New York 10105

999 999 999 999 99


FIRST EAGLE OVERSEAS VARIABLE FUND

PROXY SOLICITED BY THE BOARD OF
DIRECTORS OF FIRST EAGLE VARIABLE FUNDS, INC.
SPECIAL MEETING OF SHAREHOLDERS - MARCH 31, 2004

The undersigned hereby appoints Robert Bruno and Suzan Afifi the proxies of the undersigned, with full power of substitution, to vote all shares of First Eagle Variable Funds, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders of First Eagle Variable Funds, Inc. to be held at the Warwick Hotel, 65 West 54th Street, New York, New York, on Wednesday, March 31, 2004 at 10:00 a.m., New York time, and at any adjournment thereof.

PLEASE SIGN, DATE AND RETURN PROMPTLY.
Receipt of Notice of Special Meeting and
Proxy Statement is hereby acknowledged.

Date __________________________, 2004


-------------------------------------------------
Signature(s) (Sign in the Box)

attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

OVF cl


Please fill in box(es) as shown using black or blue ink or number 2 pencil. X PLEASE DO NOT USE FINE POINT PENS. 0

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all proposals

1. To change the domicile of the Fund from Maryland to Delaware and reorganize First Eagle Overseas Variable Fund as a series of the new Trust.


FOR       AGAINST       ABSTAIN

 0           0              0


2. To re-elect certain individuals to serve as Directors on the Board of Directors of the Fund (if the reorganization described in Proposal 1 is approved, these individuals will also serve as Trustees on the Board of Trustees for the new Delaware Trust).

(01) John P. Arnhold
(02) Candace K. Beinecke
(03) Jean D. Hamilton
(04) James E. Jordan
(05) William M. Kelly
(06) Paul J. Lawler
(07) Dominique Raillard
(08) Nathan Snyder

FOR             WITHHOLD             FOR ALL
all                ALL               EXCEPT*
nominees
listed


* (Instruction: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line below.)

------------------------------------------------------------------


3. To modify First Eagle Overseas Variable Fund's fundamental restriction regarding making loans so as to permit it to purchase or sell loans and other direct debt instruments



PLEASE SIGN AND DATE ON THE REVERSE SIDE.


OVF cl